SEMI ANNUAL REPORT




November 30, 1998



FRANKLIN MUNICIPAL SECURITIES TRUST

FRANKLIN ARKANSAS MUNICIPAL BOND FUND
FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND
FRANKLIN HAWAII MUNICIPAL BOND FUND
FRANKLIN TENNESSEE MUNICIPAL BOND FUND
FRANKLIN WASHINGTON MUNICIPAL BOND FUND




[LOGO]FRANKLIN TEMPLETON


[LOGO] FRANKLIN TEMPLETON CELEBRATING OVER 50 YEARS

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices.

We appreciate your past support and look forward to serving your investment needs in the years ahead.


                                                                       [PICTURE]

                                             CHARLES B. JOHNSON (right)
                                             Chairman
                                             Franklin Municipal Securities Trust

                                             THOMAS J. KENNY (left)
                                             Director
                                             Franklin Municipal
                                             Bond Department

CONTENTS

Shareholder Letter ............................................    1

Special Update: A Word About Municipal  Bond Insurance ........    5

Fund Reports

 Franklin Arkansas Municipal Bond Fund ........................    7

 Franklin California High Yield Municipal Fund ................   12

 Franklin Hawaii Municipal Bond Fund ..........................   18

 Franklin Tennessee Municipal Bond Fund .......................   24

 Franklin Washington Municipal Bond Fund ......................   30

Municipal Bond Ratings ........................................   36

Financial Highlights & Statement of Investments ...............   39

Financial Statements ..........................................   63

Notes to Financial Statements .................................   69

FUND CATEGORY
[PYRAMID]

SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Municipal Securities Trust's semiannual report for the period ended November 30, 1998.


A TALE OF TWO ECONOMIES

During the six months under review, the U.S. economy began to appear like a tale of two economies -- a healthy and expanding domestic sector contrasted with a fragile and ailing export-oriented sector. Despite momentary dips in many economic indicators, the gross domestic product grew at a 3.9% annualized rate in the third quarter of 1998, masking much of the underlying divergence. Consumer spending remained robust and the housing market regained its momentum, after ebbing slightly in August and September. Consumer confidence rose in November, after tumbling in October, signaling that consumers remained guardedly optimistic about the economy, the stock market and their jobs. Housing starts, which fell 2.6% in September, rose an unexpectedly strong 7.3% in October, the biggest gain in 13 months. At the same time, existing home sales also showed surprising strength, registering 2.1% growth for the month. Retail sales bounced back in October as well, increasing a respectable 1.0%, compared with September's 0.3% feeble increase.

Meanwhile, exports were hit hard by the emerging market turmoil that prevailed for much of the reporting period, hampering the U.S. manufacturing sector and producing record trade deficits. The National Association of Purchasing Managers Index in

November indicated that manufacturing activity declined for the fourth time in the past six months. Durable goods orders, which include orders for cars, appliances and other heavy machinery, fell 2.2% in October, the first decrease in five months. The third quarter trade deficit, $44.5 billion, was the largest on record, and the trade deficit for the first nine months of 1998, $123 billion, was 50.5% above 1997's imbalance.

Because of the problems in the world markets, many financial institutions curtailed their lending, creating a "credit crunch." Beginning with the Russian debt crisis and culminating with the emergency bailout of a major hedge fund, capital worldwide became less available, adversely affecting many companies.

Taking note of these factors, the Federal Reserve Board's (the Fed's) monetary policy panel, the Federal Open Market Committee, starting in late September, cut the federal funds target rate three times by 0.25%, to 4.75%, in an effort to stimulate growth. The Fed's moves were aimed at providing liquidity to the financial system and making it easier for major corporations to obtain favorable lending from banks.

The bond and stock markets reacted to the Fed's loosening of monetary policy in two opposite ways. After the 30-year U.S. Treasury bond reached a record-low yield of 4.70% on October 5, 1998, the U.S. bond market quickly lost ground as investors became less enthusiastic about committing capital to fixed-income markets. On November 30, 1998, the yield on the 30-year Treasury bond stood at 5.08%, 0.38% higher than the yield on October 5, 1998. The stock market was a different story. After losing more than 20% of their value in the third quarter correction, many stocks rebounded strongly. On November 23, 1998, the Dow Jones(R) Industrial Average reached an all-time high of 9374.27, with many other indices registering record highs as well.

As of the end of the reporting period, the yields on 30-year, AAA-rated, insured municipal bonds stood at more than 96% of the yield on a 30-year Treasury bond. For those investors in the 39.6% tax bracket, the taxable equivalent yield on an average municipal bond was 8.36% versus 5.08% for the Treasury bond.(1)

"While investment success is the primary objective of investment planning, one important by-product of a good plan can be peace of mind."


STAYING ON COURSE

In times like these, it's easy to understand why people can become emotional about their investments. That's why we believe investors should call their investment representatives, and plan to cover three points in their conversations. One, review their current financial plans, recalling their goals and why they made their investment choices in the first place. Two, discuss the value of diversification, which can help reduce the risk that any one type of security will have a negative impact on an overall portfolio, and check if their investments are still properly diversified. As shown during the reporting period, the bond and stock markets often behave differently. In each of the five years since 1973 that stocks posted negative annual returns, bonds posted positive returns.(2) Three, review their investment timeframe to help put recent market declines into perspective and avoid turning what could be only a temporary paper loss into a permanent one. Maintaining a long-term outlook is one of the keys to weathering market volatility.

An important component of a long-term approach is setting up a regular investment plan. Investing on a scheduled basis, regardless of market directions, can help investors take advantage of market downturns when prices are low, and benefit from any market rallies. We encourage you to contact your investment representative to discuss setting up a regular investment plan. While investment

1. Source: Bloomberg.

2. Source: For bond market statistics based on the Lehman Brothers Government/ Corporate Bond Index - Lehman Brothers; for stock measured by the S&P 500 Index
- Standard & Poor's(R).

success is the primary objective of investment planning, one important by-product of a good plan can be peace of mind.

Our investment philosophy remains disciplined and focused, as we strive to offer our shareholders high, current tax-free income and relatively low price volatility. The outlook for the municipal bond market should remain positive, given the relatively stable U.S. economy, low inflation environment, budget surplus, strong dollar, and the economic and market uncertainty facing many of the world's regions. Municipal bond funds continue to be an attractive investment for those investors seeking tax-free income as well as providing an opportunity to diversify risk in their portfolio.


As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Charles B. Johnson
----------------------
Charles B. Johnson
Chairman
Franklin Municipal Securities Trust




/s/ Thomas J. Kenny
----------------------

Thomas J. Kenny
Director
Franklin Municipal Bond Department

A WORD ABOUT MUNICIPAL BOND INSURANCE

                                                                [SPECIAL UPDATE]


Municipal bond insurers guarantee the timely payment of interest and principal on insured bond issues, providing bond investors with additional protection against the potential of the issuer's payment default. Moody's and Standard & Poor's assign the four principal municipal bond insurers - MBIA, AMBAC, FGIC and FSA - their highest rating, AAA, based on their ability to pay claims. This is important, as once a bond is insured it no longer carries the underlying security's rating, but the insurer's rating. At the end of 1997, the four primary municipal bond insurers comprised more than 99% of the market, with MBIA controlling the largest share, 42.1%.

Municipal bond insurers often work with bond reinsurers to enhance their ability to generate new business. By purchasing portions of insured bond portfolios from the insurers, bond reinsurers assume a portion of the risk, freeing up the insurers' capital and enabling them to insure additional municipal bond issues. The added capital provided by the reinsurers, in turn, increases the overall size of the insured municipal bond market.

Currently, many municipal bond issuers favor the use of bond insurance. For the first nine months of 1998, municipal bond insurers covered 51.6% of the new-issue municipal bond market, involving 4,268 new issues valued at $110 billion. For issuers, obtaining bond insurance can often lower their borrowing costs as it usually improves their credit rating, which more than makes up for the cost of the insurance. In addition, the four primary, triple-A rated bond insurers presently charge issuers comparatively inexpensive insurance premiums, due to the extremely competitive environment for municipal bond insurance. Bond insurance also enables issuers to market their bonds to a larger pool of potential buyers. For example, insured municipal bond funds purchase primarily, if not exclusively, insured bonds.

INSURERS AS A % OF MARKET SHARE*
12/31/97


MBIA .................. 42.1%
AMBAC ................. 23.9%
FGIC .................. 18.9%
FSA ................... 14.5%
Other .................  0.6%

*Source: The Bond Buyer, 1998



Low-cost municipal bond insurance benefits investors beyond the credit protection it provides against payment default. As insured bonds appeal to a wider variety of investors, insurance can lead to improved liquidity, allowing investors to more easily buy and sell bonds.


INSURED MUNICIPAL BOND ISSUES*
As a % of muni bond market


1993 ......................  37.0%
1994 ......................  37.0%
1995 ......................  43.0%
1996 ......................  46.0%
1997 ......................  49.0%
1998** ....................  51.6%


*Source: Fitch IBCA.
**Through 9/30/98.

FRANKLIN ARKANSAS MUNICIPAL BOND FUND

CREDIT QUALITY BREAKDOWN
Franklin Arkansas Municipal Bond Fund
Based on Total Long-Term Investments*
11/30/98
[PIE CHART]

AAA ............... 44.6%
AA ................  7.1%
A ................. 18.5%
BBB ............... 29.8%

*Quality breakdown may include internal
ratings for bonds not rated by a
national rating agency.


Your Fund's Goal: Franklin Arkansas Municipal Bond Fund seeks to provide high, current income exempt from regular federal and Arkansas state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Arkansas municipal securities.(1)


STATE UPDATE

Arkansas began the six-month period under review on a positive note, buoyed by steady employment growth and continuing diversification of its economic base. The modest expansion maintained its momentum throughout the reporting period, even as job growth began to slow, partly due to a lack of available labor. The large number of jobs created in the services and construction industries more than made up for the losses in manufacturing, resulting in an unemployment rate below the national average. Resource-related industries, the largest being poultry processing, contributed significantly to the state's economy while construction remained the state's fastest-growing industry.(2)


Sound fiscal discipline and strong fundamentals underscored Arkansas' slow but steady economy during the reporting period.

(1). The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2). Source: Moody's Investors Service, 5/19/98. This does not indicate ratings of the fund.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 40 of this report.

DIVIDEND DISTRIBUTIONS*
Franklin Arkansas
Municipal Bond Fund - Class I
6/1/98 - 11/30/98

                                            DIVIDEND
          MONTH                            PER SHARE
          -----                            ---------
          June                              4.8 cents

          July                              4.8 cents

          August                            4.8 cents

          September                         4.8 cents

          October                           4.8 cents

          November                          4.8 cents

          TOTAL                             28.8 CENTS



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


The Revenue Stabilization Act (the Act) explicitly prohibits deficit spending, and made the state's low per-capita debt ratios the envy of much of the nation, at $156 versus the national median of $422. Furthermore, voters must approve all general obligation debt. As a result, the state needed only a small percentage of its revenues to service general obligation debt. Net general revenues, meanwhile, continued to climb. Through March 1998, net general revenue grew at a 6.7% annual rate, eclipsing the 4.2% rate set one year earlier. Responsible borrowing practices, as mandated by the Act, also had a beneficial impact on the outlook of Arkansas debt, characterized as "stable," and rated Aa3 by Moody's and AA by Standard & Poor's, two national credit rating agencies.(2)

WHAT IS THE ARKANSAS REVENUE STABILIZATION ACT?

The Arkansas Revenue Stabilization Act prohibits state spending from exceeding revenues in any fiscal year. State expenditures are not allowed until sufficient revenues to fund them have been collected. This Act also requires that the state Assembly create three levels of spending priority. Under this system, medium-, and then low-priority, spending items are funded, only after all high-priority items have been fully supported by existing state income. By prohibiting deficit spending, this Act ensures Arkansas will have a balanced budget.

PORTFOLIO NOTES

During the reporting period, assets in Franklin Arkansas Municipal Bond Fund grew from approximately $30 million in May 1998 to more than $39 million on November 30, 1998, partially owing to the fund's positive performance. Municipal bond supply in Arkansas was relatively robust in 1998, in stark contrast to the sparse supply of new-issue debt during 1997. Our investment strategy remained constant, as we sought well-structured bonds across all sectors. As a result of this strategy, our holdings of AAA-rated bonds increased, from 43.8% of the portfolio on May 31, 1998, to 44.6% at the end of the reporting period. Some recently purchased bonds in the portfolio included Pulaski County Health Facilities Board (Catholic Health Initiatives); Pine Bluff Environmental Improvement (International Paper Co.); Little Rock Capital Improvement bonds and Pulaski County Public Facilities Board.

Going forward, we believe that Arkansas municipal bonds will continue to be attractive investments. We expect a relatively healthy level of new-issue supply in 1999. Investor demand should remain strong, maintaining yields below the national average. The fund will continue to look for bonds at a slight discount that provide good call protection while paying high current income.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of November 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


PORTFOLIO BREAKDOWN
Franklin Arkansas
Municipal Bond Fund
11/30/98

                                       % OF TOTAL
                                         LONG-TERM
          SECTOR                       INVESTMENTS
          ------                       -----------
          Utilities                        21.1%

          Industrial                       18.4%

          Other Revenue                    13.7%

          Housing                          13.2%

          Hospitals                         7.7%

          Education                         7.1%

          General Obligation                7.1%

          Sales Tax                         6.3%

          Prerefunded                       2.4%

          Transportation                    1.9%

          Health Care                       1.1%

FRANKLIN ARKANSAS MUNICIPAL BOND FUND

CLASS I:

Subject to the maximum 4.25% initial sales charge. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.84%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

PERFORMANCE SUMMARY AS OF 11/30/98

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (6/1/98-11/30/98)

CLASS I                         CHANGE        11/30/98  5/31/98
-------                         ------        --------  -------
Net Asset Value                 +$0.06         $11.05   $10.99

                                DISTRIBUTIONS
                                -------------
Dividend Income                  $0.288

Past performance is not predictive of future results.

PERFORMANCE

                                                                      SINCE
                                                                     INCEPTION
CLASS I                                        1-YEAR     3-YEAR     (5/10/94)
-------                                        ------     ------     ---------
Cumulative Total Return(1)                      +7.57%     +23.67%    +40.04%
Average Annual Total Return(2)                  +3.00%     + 5.79%    + 6.65%

Distribution Rate(3)                                         4.99%
Taxable Equivalent Distribution Rate(4)                      8.88%
30-Day Standardized Yield(5)                                 4.53%
Taxable Equivalent Yield(4)                                  8.06%




1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the current 4.8 cent per share monthly dividend and the maximum offering price of $11.54 on November 30, 1998.

4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Arkansas state personal income tax bracket of 43.8%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1998.



Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND


Your Fund's Goal: Franklin California High Yield Municipal Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of high-yielding, medium-, lower-, and non-rated California municipal securities.(1)


STATE UPDATE

During the six months under review, California's economy, while moderating slightly from the previous year's period, remained strong. The state's employment and personal income growth outpaced the national average. The economic recovery also enabled the state to return to a more favorable financial position and erase its accumulated deficit. However, California's reliance on trade with troubled Asian countries negatively affected its export sector, accounting for the lion's share of the economic moderation. For the first half of 1998, exports to the region were down approximately 15% from the first six months of 1997.(2)


CREDIT QUALITY BREAKDOWN
Franklin California High Yield
Municipal Fund
Based on Total Long-Term Investments*
11/30/98


BBB ..................  41.5%
BB ...................  21.3%
A ....................  17.3%
AAA ..................  15.6%
AA ...................   4.3%

*Quality breakdown may include
internal ratings for bonds not rated by a national rating agency.

(1). The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. In general, an investor is paid a higher yield to assume a greater degree of risk.

(2). Source: Fitch IBCA, State of California, October 1998.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 44 of this report.

PORTFOLIO BREAKDOWN
Franklin California High Yield
Municipal Fund
11/30/98

                                                % OF TOTAL
                                                LONG-TERM
          SECTOR                                INVESTMENTS
          ------                                -----------
          Tax Allocation                           17.4%

          Transportation                           16.9%

          Mello-Roos                               13.2%

          Hospitals                                 8.8%

          Utilities                                 7.8%

          Special Assessment                        6.5%

          Certificates of
          Participation                             6.1%

          Prerefunded                               5.0%

          Housing                                   4.2%

          Education                                 4.1%

          Other Revenue                             4.0%

          Marks-Roos                                2.1%

          Health Care                               1.7%

          General Obligation                        1.1%

          Industrial Revenue                        1.1%

After the recession of the early '90s, the California economy became broader and more diversified, no longer heavily dependent on national defense spending. The service sector remains the state's largest employer, accounting for 30.3% of all jobs as of October 1998, followed by trade with 22.2%. Manufacturing maintained its steady downward slide, comprising only 13.7% of jobs.(3)

On October 2, 1998, Moody's, a national credit rating agency, upgraded its credit rating on the state's general obligation bonds to Aa3 from A1. This is the first upgrade Moody's has given California in nine years and reflects the state's continuing economic recovery and recent legislation meant to improve the state's credit condition.(4)


PORTFOLIO NOTES

The improving national and state environments favorably affected Franklin California High Yield Municipal Fund's performance during the reporting period. The value of many of the portfolio's bonds increased, as interest rates declined. For example, the yield on the 30-year Treasury bond fell from 5.86% at the start of the year, to a low of 4.70%, before moving back up to 5.08% on November 30, 1998. Lower interest rates led to higher municipal supply as issuers took advantage of the rate environment to issue new or refunded debt. Issuance should approach $300 billion by year-end, far outpacing the $220 billion issued in 1997.

Franklin California High Yield Municipal Fund performed very well over the six-month reporting period, and Class I shares had a 30-day SEC yield of 4.76% and a 4.99% distribution rate for the period ended November 30, 1998. Partially because of the fund's robust performance during the period, total net assets grew from $452 million

(3). Source: California Employment & Development Dept., California Labor Force & Industry Employment, October 1998.

(4). Source: Moody's Investors Service, State of California, October 1998. This does not indicate Moody's rating of the fund.

on May 31, 1998, to approximately $573 million at the end of the reporting period, giving the fund an increasingly stable and diversified asset base. However, the fund's substantial new investments within the historically low, current interest-rate environment increased pressure on the dividend payment. Additionally, the growth of insurance in the municipal bond market led to smaller interest-rate differences between higher- and lower-rated bonds. As the supply of non-rated issues diminished, more competition and lower yields resulted. We still found sufficient opportunities remained in the high-yield marketplace for Franklin California High Yield Municipal Fund, as Franklin's research capabilities and size often give us the first look at new issues coming to market.

The fund was able to take advantage of Franklin's presence in California to structure and control issues to fit the portfolio's needs. In managing over $20 billion in California municipal assets, Franklin believes it has a distinct advantage over its competitors in locating value. Consequently, Franklin California High Yield Municipal Fund is able to use the buying power of the entire fund group to find new high-yield issues. Many dealers, underwriters and issuers know and trust Franklin and will come to us to help them structure and price new issues, giving the fund more leverage in defining the marketplace.

Recent purchases in the fund included Vallejo Hiddenbrooke Improvement District. Hiddenbrooke is a new, private, 586-acre, 1,400-unit golf course community in Vallejo, CA. The single-family housing development surrounds a completed Arnold Palmer championship golf course, which will include a soon-to-be-completed $11 million clubhouse, banquet facility and fitness center. The bonds were priced to yield 6.5% with a 30-year maturity.

We continue to follow our strategy of investing for income, price stability and tax efficiency. The fund should perform well into the next reporting period, aided by stable interest rates and ample supply of new bonds.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of November 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin California High Yield Municipal Fund
6/1/98 - 11/30/98

                                           DIVIDEND PER SHARE
                                           ------------------
MONTH                                      CLASS I    CLASS II
-----                                      -------    --------
June                                       5.0 cents  4.10 cents
July                                       5.0 cents  4.46 cents
August                                     5.0 cents  4.46 cents
September                                  5.0 cents  4.46 cents
October                                    5.0 cents  4.65 cents
November                                   5.0 cents  4.65 cents
TOTAL                                     30.0 cents 26.78 cents


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

CLASS I:


Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a higher initial sales charge; thus actual returns would have been lower. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.58%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

CLASS II:

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class I shares. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.19%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

PERFORMANCE SUMMARY AS OF 11/30/98

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (6/1/98-11/30/98)

CLASS I                         CHANGE        11/30/98  5/31/98
-------                         ------        --------  -------
Net Asset Value                 +$0.18         $10.83   $10.65

                                DISTRIBUTIONS
                                -------------
Dividend Income                 $0.30

CLASS II                        CHANGE        11/30/98  5/31/98
--------                        ------        --------  -------
Net Asset Value                 +$0.18         $10.86   $10.68

                                DISTRIBUTIONS
                                -------------
Dividend Income                 $0.2678



Past performance is not predictive of future results.

PERFORMANCE

                                                                 SINCE
                                                                INCEPTION
CLASS I                                   1-YEAR     5-YEAR     (5/3/93)
-------                                   ------     ------     --------
Cumulative Total Return(1)                +8.86%     +44.67%    +51.81%
Average Annual Total Return(2)            +4.21%     + 6.73%    + 6.94%

Distribution Rate(3)                                   4.99%
Taxable Equivalent Distribution Rate(4)                9.11%
30-Day Standardized Yield(5)                           4.76%
Taxable Equivalent Yield(4)                            8.69%


                                                                  SINCE
                                                                 INCEPTION
CLASS II                                              1-YEAR     (5/1/96)
--------                                              ------     --------
Cumulative Total Return(1)                            +8.28%     +27.28%
Average Annual Total Return(2)                        +6.17%     + 9.36%

Distribution Rate(3)                                   4.76%
Taxable Equivalent Distribution Rate(4)                8.69%
30-Day Standardized Yield(5)                           4.38%
Taxable Equivalent Yield(4)                            8.00%


(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3). Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on November 30, 1998.

(4). Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and California personal income tax bracket of 45.2%, based on the federal income tax rate of 39.6%.

(5). Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1998.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

FRANKLIN HAWAII
MUNICIPAL BOND FUND

Your Fund's Goal: Franklin Hawaii Municipal Bond Fund seeks to provide high, current income exempt from regular federal and Hawaii state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Hawaii municipal securities.(1)

STATE UPDATE

Tourism, the driving force behind the state economy, presently accounts for 25% of the gross state product and six out of every 10 jobs. It remains one of the key factors in stimulating the other sectors of the local economy such as construction, lodging and retail sales. Hawaii currently derives a majority of its tourism customer base from two sources, California and Japan. Although many Californians chose to vacation in Hawaii during the reporting period, Japan's long-term anemic economic performance, exacerbated by the Asian financial crisis and the yen's depreciation, kept Japanese tourism to the Aloha State at its lowest levels since 1991.

CREDIT QUALITY BREAKDOWN
Franklin Hawaii Municipal Bond Fund
Based on Total Long-Term Investments*
11/30/98
[PIE CHART]

AAA         45.0%
AA          12.3%
A           19.5%
BBB         23.2%

* Quality breakdown may include internal ratings for bonds not rated by a national rating agency.

(1). The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 52 of this report.

Compounding woes, rising overall debt levels and successive downward revenue revisions led Moody's, a national credit rating agency, to downgrade the state's general obligation debt to A1 from Aa3. At $2,848 per capita, state debt is more than six times the national median of $422, making Hawaii second only to Alaska in overall debt burden. That said, Hawaii's debt ratios are difficult to compare with other states, as many of the roles traditionally left to municipalities, such as local education, health and welfare, are centralized at the state level.(2)

The outlook for Hawaii's economy is considered stable and improving. In part, this is a reflection of dynamic management and political stability during lean times. Governor Ben Cayetano, recently re-elected, took advantage of the current, low interest-rate environment and refunded some of the state's high-cost debt. The Economic Revitalization Task Force further identified several aggressive options, including stimulus packages and a cut in the income tax rate in 1999. In addition, the 50,000 military personnel stationed in Hawaii somewhat counterbalanced the state's deteriorating economic fundamentals. Geographically strategic to the nation's defense, Hawaii's large military presence is, for the most part, immune to the wholesale base closures that affected the rest of the country during the past several years and should continue to be a steadying influence to the state's economy.(2)

DIVIDEND DISTRIBUTIONS*
Franklin Hawaii
Municipal Bond Fund - Class I
6/1/98 - 11/30/98

                                                                       DIVIDEND
MONTH                                                                 PER SHARE
-----                                                                 ---------
June                                                                  4.9 cents

July                                                                  4.9 cents

August                                                                4.9 cents

September                                                             4.9 cents

October                                                               4.9 cents

November                                                              4.9 cents

TOTAL                                                                29.4 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


(2). Source: Moody's Investors Service, State of Hawaii, 4/9/98. This does not indicate Moody's rating of the fund.

PORTFOLIO BREAKDOWN
Franklin Hawaii
Municipal Bond Fund
11/30/98

                                                                         % OF TOTAL
                                                                         LONG-TERM
SECTOR                                                                  INVESTMENTS
------                                                                  -----------
Hospitals                                                                  25.8%

Utilities                                                                  22.2%

Transportation                                                             17.2%

Prerefunded                                                                 9.6%

Housing                                                                     8.7%

General Obligation                                                          7.6%

Other Revenue                                                               4.1%

Certificates of Participation                                               3.8%

Industrial                                                                  1.0%

PORTFOLIO NOTES

In spite of the recent state downgrades, the demand for Hawaii municipal bonds still remains relatively strong, primarily due to the limited supply of issuance in the state. In times like these, we may purchase Puerto Rico municipal bonds, as they also offer tax-free income in many states including Hawaii. During the reporting period, we increased our holdings of AAA-rated bonds to 45.0% of total long-term investments on November 30, 1998, compared with 44.7% from May 31, 1998. Purchases for the fund during the period included Maui County General Obligation; Hawaii State Department of Budget and Finance Special Purpose Revenue, Queens Health System; and Puerto Rico Industrial Tourist, Medical and Environmental Facilities, Guaynabo Warehouse.

Our investment strategy remains consistent. We strive to provide shareholders with a relatively high level of tax-free income and preservation of principal.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of November 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN HAWAII
MUNICIPAL BOND FUND


CLASS I:

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a higher initial sales charge; thus actual returns would have been lower. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.76%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

PERFORMANCE SUMMARY AS OF 11/30/98

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (6/1/98-11/30/98)

CLASS I                                    CHANGE        11/30/98       5/31/98
-------                                    ------        --------       -------
Net Asset Value                            +$0.13       $   11.29      $   11.16

                                       DISTRIBUTIONS
Dividend Income                            $0.294


             Past performance is not predictive of future results.

PERFORMANCE

                                                                          SINCE
                                                                        INCEPTION
CLASS I                                        1-YEAR       5-YEAR      (2/26/92)
-------                                        ------       ------      ---------
Cumulative Total Return(1)                     +7.24%      +35.25%       +64.01%
Average Annual Total Return(2)                 +2.70%      + 5.31%       + 6.91%

Distribution Rate(3)                                         4.99%
Taxable Equivalent Distribution Rate(4)                      9.18%
30-Day Standardized Yield(5)                                 4.16%
Taxable Equivalent Yield(4)                                  7.65%


(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3). Distribution rate is based on an annualization of the current 4.9 cent per share monthly dividend and the maximum offering price of $11.79 on November 30, 1998.

(4). Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Hawaii State personal income tax bracket of 45.6%, based on the federal income tax rate of 39.6%.

(5). Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1998.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN TENNESSEE
MUNICIPAL BOND FUND


Your Fund's Goal: Franklin Tennessee Municipal Bond Fund seeks to provide high, current income exempt from regular federal and Tennessee state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Tennessee municipal securities.(1)

STATE UPDATE

During the six-month period under review, Tennessee's sound economy continued to expand and diversify. The state added employment in services, trade and durable manufacturing, which more than made up for losses in the once important textile and apparel manufacturing industries. The improving auto manufacturing sector has been a key component of the state's economy throughout the 1990s. In recent years, Nissan, Peterbilt and Saturn built manufacturing plants in Tennessee, owing to a skilled workforce and low-cost power available through the Tennessee Valley Authority.(2) While industrial expansion has in general improved many state residents' standard of living, it has also left the state vulnerable to national economic cycles as well as international competition.

CREDIT QUALITY BREAKDOWN
Franklin Tennessee Municipal Bond Fund
Based on Total Long-Term Investments*
11/30/98


[PIE CHART]


AAA ...................  52.7%
AA ....................  30.5%
BBB ...................  10.5%
A .....................   5.4%
BB ....................   0.9%

*Quality breakdown may include
internal ratings for bonds not rated by a national rating agency.

(1). The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2). Source: Moody's Investors Service, State of Tennessee, 8/10/98.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 56 of this report.

Tennessee's strong financial position resulted largely from the state's conservative financial management. The state's debt burden, at $216 per capita, is one of the lowest in the nation. Prudent use of debt has resulted in balanced financial operations. For example, while the state debt service limit is $392 million, currently the service is running at $125 million, only 32% of the limit.(3)

New-issue bond supply should be moderate, but sufficient. The low debt burden per capita combined with the growing need for new infrastructure such as highways, schools and affordable housing should sustain the demand for new borrowing. If interest rates remain low, refunding issues resulting from lower borrowing costs available to issuers could add to the new-issue supply.

PORTFOLIO NOTES

For the six months ending November 30, 1998, Franklin Tennessee Municipal Bond Fund experienced strong asset growth. The fund's total net assets increased 30%, from $44.5 million on May 31, 1998, to $58.1 million at the end of the reporting period. The fund strives to always remain fully invested and seeks investments in tax-exempt municipal securities with good call protection, in an effort to keep within its stated objective of providing long-term income to shareholders. As a result, the fund boasts excellent call protection with a weighted average life to first call of more than eight years.

PORTFOLIO BREAKDOWN
Franklin Tennessee
Municipal Bond Fund
11/30/98

                                                                         % OF TOTAL
                                                                         LONG-TERM
SECTOR                                                                  INVESTMENTS
------                                                                  -----------
Hospitals                                                                  24.1%

Utilities                                                                  23.3%

Housing                                                                    10.3%

General Obligation                                                          8.8%

Prerefunded                                                                 7.9%

Education                                                                   7.7%

Industrial                                                                  7.5%

Other Revenue                                                               5.3%

Transportation                                                              2.9%

Certificates of Participation                                               2.2%

(3). Source: Standard & Poor's CreditWeek Municipal, Tennessee, 5/11/98.

DIVIDEND DISTRIBUTIONS*
Franklin Tennessee
Municipal Bond Fund - Class I
6/1/98 - 11/30/98

                                                                       DIVIDEND
MONTH                                                                 PER SHARE
-----                                                                 ---------
June                                                                  4.7 cents

July                                                                  4.7 cents

August                                                                4.7 cents

September                                                             4.6 cents

October                                                               4.6 cents

November                                                              4.6 cents

Total                                                                27.9 cents


We closely monitor the supply of Tennessee tax-exempt municipal bonds. For the first nine months of 1998, the state issued a total of $3.8 billion of new bonds, a 106.1% increase from the first nine months of 1997. Noteworthy positions added to the portfolio during the reporting period included Harpeth Valley Utilities District Improvement Revenue; Knoxville Electric Revenue Refunding and Improvement Systems and Johnson City Health and Educational Facilities Board, Johnson City Medical Center.

We continue to maintain broad sector diversification in the portfolio holdings. Such diversification helps us reduce the fund's exposure to risk and volatility that may affect any one sector. In addition, the fund's superior credit quality, with 80% of the portfolio invested in bonds rated AA or higher, further increases the fund's stability. As a result, Franklin Tennessee Municipal Bond Fund performed strongly for the period, resulting in a 4.63% distribution rate.

Looking forward, we will continue to follow our investment strategy of investing for income, price stability and tax efficiency. We intend to maintain our fiscally responsible management style by avoiding interest-rate speculation and the use of derivatives. The fund should perform well into the next reporting period, aided by stable interest rates and ample supply of new bonds.


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of November 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN TENNESSEE
MUNICIPAL BOND FUND

CLASS I:

Subject to the maximum 4.25% initial sales charge. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.97%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

PERFORMANCE SUMMARY AS OF 11/30/98

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (6/1/98-11/30/98)

CLASS I                         CHANGE                       11/30/98           5/31/98
---------------------------------------------------------------------------------------
Net Asset Value                 +$0.15                        $11.42            $11.27
                                DISTRIBUTIONS
                                -----------------------------------------------------
Dividend Income                 $0.279



Past performance is not predictive of future results.

PERFORMANCE

                                                                                        SINCE
                                                                                        INCEPTION
CLASS I                                         1-YEAR                  3-YEAR          (5/10/94)
---------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   +8.23%                   +24.72%          +44.28%
Average Annual Total Return(2)               +3.65%                    +6.09%           +7.35%

Distribution Rate(3)                                                    4.63%
Taxable Equivalent Distribution Rate(4)                                 8.15%
30-Day Standardized Yield(5)                                            4.35%
Taxable Equivalent Yield(4)                                             7.66%

(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

(3). Distribution rate is based on an annualization of the current 4.6 cent per share monthly dividend and the maximum offering price of $11.93 on November 30, 1998.

(4). Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Tennessee state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.

(5). Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1998.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.




Past performance is not predictive of future results.

CREDIT QUALITY BREAKDOWN
Franklin Washington Municipal Bond Fund
Based on Total Long-Term Investments*
11/30/98



AAA .....................  60.2%
AA ......................  21.6%
A .......................  12.0%
BBB .....................  6.2%

*Quality breakdown may include
internal ratings for bonds not rated by a national rating agency.



FRANKLIN WASHINGTON
MUNICIPAL BOND FUND




Your Fund's Goal: Franklin Washington Municipal Bond Fund seeks to provide high, current income exempt from regular federal income tax while seeking preservation of capital by investing primarily in a portfolio of Washington municipal securities.(1)


STATE UPDATE

Washington's escalating population growth and ongoing economic restructuring led to the state's improved economic condition during the six months under review. Broad diversification helped buffer this formerly one-dimensional, aerospace-oriented economy from the Asian financial woes affecting many Pacific Northwest states. For instance, Microsoft's market capitalization leaves the software giant ranked as one of the largest companies in the world. Still, Washington is not immune from international forces, as more than half of the state's exports are destined for Asia.(2)

(1). The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2). Source: Fitch IBCA, State of Washington, 8/28/98.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 60 of this report.

The diversified economic base and above-average economic growth trends bolstered the state's financial status. During the reporting period, Washington enjoyed Aa3 and AA+ ratings, from Moody's and Standard & Poor's, respectively, two national credit rating agencies. Conservative fiscal management, enforced by Initiative 601 which places limits on tax and spending increases, kept the budget in check. The debt burden, at $1,375 per capita, is about three times the national average of $422; however, this represents a disproportionately small 4.6% of personal income in this relatively wealthy state. Meanwhile, record low unemployment and population growth support forecasts by Moody's that the state is poised for continued growth through fiscal 2001.(3)



DIVIDEND DISTRIBUTIONS*
Franklin Washington
Municipal Bond Fund - Class I
6/1/98 - 11/30/98

                    DIVIDEND
MONTH               PER SHARE
------------------------------

June                4.9 cents

July                4.9 cents

August              4.9 cents

September           4.9 cents

October             4.9 cents

November            4.9 cents

------------------------------
TOTAL              29.4 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

3. Source: Moody's Investor Service, State of Washington, 7/2/98. This does not indicate Moody's or Standard & Poor's ratings of the fund.

PORTFOLIO BREAKDOWN
Franklin Washington
Municipal Bond Fund
11/30/98

                                        % OF TOTAL
                                         LONG-TERM
SECTOR                                  INVESTMENTS
-----------------------------------------------------

Utilities                                    31.6%

General Obligation                           16.6%

Housing                                      12.4%

Industrial                                   10.7%

Hospitals                                    10.2%

Education                                     9.7%

Prerefunded                                   6.2%

Transportation                                1.7%

Certificates of Participation                 0.9%

PORTFOLIO NOTES

In our opinion, Washington offered attractive buying opportunities in the state's municipal bond market, allowing us to purchase bonds that not only provided strong income sources, but also improved the fund's credit quality. During the period, we increased our holdings of AAA-rated bonds to 60.2% of total long-term investments on November 30, 1998, compared with 52.4% on May 31, 1998. Recent purchases included Seattle Water Systems Revenue, FGIC insured; Washington State Health Care Facilities Authority Revenue-Childrens Hospital and Regional Medical Center, FSA insured; and Washington State Health Care Facilities Authority Revenue-Multicare Health Systems, MBIA insured.

Going forward, we will continue to manage the fund with the primary intentions of maintaining its competitive yield and protecting its share value. We anticipate further economic growth in Washington, rather mild inflation and relatively stable interest rates. Under such circumstances, we believe the fund is positioned for positive performance.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of November 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN WASHINGTON
MUNICIPAL BOND FUND



CLASS I:

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a higher initial sales charge; thus actual returns would have been lower. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.73%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

PERFORMANCE SUMMARY AS OF 11/30/98

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (6/1/98-11/30/98)

CLASS I                         CHANGE        11/30/98  5/31/98
---------------------------------------------------------------
Net Asset Value                 +$0.12         $10.60   $10.48

                                DISTRIBUTIONS
---------------------------------------------------------------
Dividend Income                 $0.294

Past performance is not predictive of future results.

PERFORMANCE

                                                                  SINCE
                                                                INCEPTION
CLASS I                                   1-YEAR     5-YEAR     (5/3/93)
-------------------------------------------------------------------------
Cumulative Total Return(1)                +8.23%     +38.35%     +44.21%
Average Annual Total Return(2)            +3.63%      +5.79%      +5.96%

Distribution Rate(3)                                   5.31%
Taxable Equivalent Distribution Rate(4)                8.79%
30-Day Standardized Yield(5)                           4.47%
Taxable Equivalent Yield(4)                            7.40%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the current 4.9 cent per share monthly dividend and the maximum offering price of $11.07 on November 30, 1998.

4. Taxable equivalent distribution rate and yield assume the maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1998.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

MUNICIPAL BOND RATINGS


MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

FRANKLIN ARKANSAS MUNICIPAL BOND FUND

                                                                                 CLASS I
                                               --------------------------------------------------------------------------------
                                            SIX MONTHS ENDED                          YEAR ENDED MAY 31,
                                            NOVEMBER 30, 1998  ----------------------------------------------------------------
                                               (UNAUDITED)        1998          1997          1996         1995        1994+
                                               ----------      ----------    ----------    ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........  $    10.99      $    10.51    $    10.21    $    10.32   $    10.06   $    10.00
                                               ----------      ----------    ----------    ----------   ----------   ----------
Income from investment operations:
 Net investment income ......................         .29             .56           .58           .55          .51          .01
 Net realized and unrealized gains (losses) .         .07             .50           .31          (.08)         .19          .05
                                               ----------      ----------    ----------    ----------   ----------   ----------
Total from investment operations ............         .36            1.06           .89           .47          .70          .06
                                               ----------      ----------    ----------    ----------   ----------   ----------
Less distributions from net investment income        (.29)           (.58)         (.59)         (.58)        (.44)        --
                                               ----------      ----------    ----------    ----------   ----------   ----------
Net asset value, end of period ..............  $    11.06      $    10.99    $    10.51    $    10.21   $    10.32   $    10.06
                                               ==========      ==========    ==========    ==========   ==========   ==========

Total return* ...............................        3.23%          10.31%         8.90%         4.65%        7.27%         .60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........  $   39,701      $   30,377    $   13,140    $    8,166   $    4,134   $    2,213
Ratios to average net assets:
 Expenses ...................................         .10%**          .10%          .10%          .10%         .10%         .03%**
 Expenses excluding waiver and payments
 by affiliate ...............................         .80%**          .83%          .87%         1.04%        1.11%        1.20%**
 Net investment income ......................        5.22%**         5.30%         5.71%         5.69%        5.64%        2.00%**
Portfolio turnover rate .....................        3.58%          18.75%         6.61%        19.22%       77.63%        --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
+For the period May 10, 1994 (effective date) to May 31, 1994.


                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED)

                                                                                                           PRINCIPAL
FRANKLIN ARKANSAS MUNICIPAL BOND FUND                                                                        AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 90.5%
 Arkansas GO, Waste Disposal and Pollution, Refunding, Series B, 6.25%, 7/01/20 ......................    $   130,000   $   137,787
 Arkansas State Development Finance Authority,
    Drivers License Revenue, State Police Headquarters, Wireless Data, FGIC Insured, 5.40%, 6/01/18 ..        950,000       988,703
    HMR, Series B-1, 5.80%, 1/01/23 ..................................................................        495,000       511,983
    SFMR, MBS Program, 5.375%, 7/01/30 ...............................................................        560,000       565,023
    SFMR, MBS Program, Series B, 6.10%, 1/01/29 ......................................................      1,000,000     1,050,630
    SFMR, MBS Program, Series D, 6.85%, 1/01/27 ......................................................        110,000       119,193
    Waste Water System Revenue, Revolving Loan Fund, Series A, 5.85%, 12/01/19 .......................      1,000,000     1,058,210
 Arkansas State Student Loan Authority Revenue, Refunding, Sub Series B,
    6.25%, 6/01/10 ...................................................................................        500,000       536,485
    5.60%, 6/01/14 ...................................................................................        325,000       331,042
 Arkansas State Water Resources Development,
    Series A, 5.70%, 7/01/26 .........................................................................        560,000       580,647
    Series B, 5.75%, 7/01/25 .........................................................................        300,000       316,938
 Blytheville Solid Waste Recycling and Sewage Treatment Revenue, Nucor Corp. Project, 6.375%, 1/01/23         100,000       107,491
 Camden Environmental Improvement Revenue, International Paper Co. Project, Series A, 7.625%, 11/01/18        250,000       291,285
 Conway Public Facilities Board, Capital Improvement Revenue, Hendrix College Project, 6.00%, 10/01/26        500,000       524,755
 Conway Sales and Use Tax Revenue, Capital Improvement, Series A, FSA Insured, 5.35%, 12/01/17 .......      1,975,000     2,069,761
 Fort Smith Water and Sewer Revenue, Refunding and Construction, MBIA Insured, 6.00%, 10/01/12 .......        130,000       143,475
 Fouke School District No. 15, Refunding and Construction, MBIA Insured, Pre-Refunded, 6.60%, 4/01/19         130,000       147,064
 Greenland School District No. 95, Washington County, Refunding and Construction, MBIA Insured,
 6.50%, 5/01/13 ......................................................................................        115,000       119,447
 Guam Airport Authority Revenue, Series B, 6.60%, 10/01/10 ...........................................        125,000       137,481
 Guam Power Authority Revenue, Series A, 5.25%, 10/01/23 .............................................        200,000       200,440
 Gurdon PCR, International Paper Co. Project, Refunding, Series A, 5.375%, 3/01/20 ...................      2,160,000     2,175,228
 Jefferson County PCR,
    Arkansas Power and Light Co. Project, Refunding, 6.30%, 6/01/18 ..................................        400,000       432,620
    Entergy Arkansas Inc. Project, Refunding, 5.60%, 10/01/17 ........................................      2,900,000     2,944,167
 Jonesboro City Water and Light Plant, Public Utilities System Revenue,
    MBIA Insured, 5.40%, 11/15/13 ....................................................................        100,000       107,402
    Refunding, AMBAC Insured, 5.25%, 12/01/13 ........................................................        200,000       207,276
 Jonesboro Residential Housing and Health Care Facilities Board, Hospital Revenue, St. Bernard's
 Regional Medical Center, Refunding, Series B, AMBAC Insured, 5.90%, 7/01/16 .........................        450,000       491,913
 Little River County Revenue, Georgia-Pacific Corp. Project, Refunding, 5.60%, 10/01/26 ..............      3,000,000     3,002,160
 Little Rock Capital Improvement, Refunding, 6.30%, 2/01/09 ..........................................        140,000       143,947
 Little Rock Capital Improvement Revenue, Infrastructure Improvements, Series A, AMBAC Insured,
 5.00%, 10/01/19 .....................................................................................      1,000,000       993,530
 Little Rock Municipal Airport Revenue, Refunding, MBIA Insured, 6.00%, 11/01/14 .....................        130,000       138,112
 Little Rock School District GO, Refunding, 6.25%, 12/01/07 ..........................................        120,000       121,415
    FSA Insured, 5.60%, 1/01/20 ......................................................................        100,000       102,095
 Little Rock Waste Disposal Revenue, 5.80%, 5/01/16 ..................................................        440,000       464,015
 North Little Rock Health Facilities Board, Health Care Revenue,
 Baptist Health Facility, Series A, MBIA Insured, 5.50%, 12/01/21 ....................................        800,000       839,920
 Paragould Hospital Revenue, 6.375%, 10/01/17 ........................................................        400,000       435,224
 Pine Bluff Environmental Improvement Revenue, International Paper Co. Project, 5.55%, 11/01/22 ......        500,000       503,225
 Pope County PCR, Arkansas Power and Light Co. Project, Refunding, 6.30%, 11/01/20 ...................        500,000       521,710
 Puerto Rico Commonwealth GO,
    AMBAC Insured, 5.40%, 7/01/25 ....................................................................        250,000       260,230
    Pre-Refunded, 6.50%, 7/01/23 .....................................................................        250,000       285,993
    Public Improvement, Refunding, 5.75%, 7/01/17 ....................................................        250,000       269,025

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
 FRANKLIN ARKANSAS MUNICIPAL BOND FUND                                                                  AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series A, 5.00%, 7/01/38 .................................................................       $ 3,000,000       $ 2,954,100
    Series Y, 5.50%, 7/01/26 .................................................................           350,000           365,614
 Puerto Rico Commonwealth Highway Authority Highway Revenue, Series Q,
  Pre-Refunded, 6.00%, 7/01/20 ...............................................................           165,000           171,531
 Puerto Rico Electric Power Authority Revenue,
    Refunding, Series X, 5.50%, 7/01/25 ......................................................           200,000           206,104
    Series R, Pre-Refunded, 6.25%, 7/01/17 ...................................................           175,000           192,122
    Series T, 5.50%, 7/01/20 .................................................................           400,000           413,940
 Puerto Rico Housing Bank and Financing Authority SFMR,
    Affordable Housing Mortgage, First Portfolio, 6.25%, 4/01/29 .............................           135,000           144,470
 Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control
    Facilities Financing Authority, Industrial Revenue, Teacher's Retirement
    System Revenue, Series B, 5.50%, 7/01/21 .................................................           250,000           259,990
 Pulaski County Health Facilities Board Revenue, Nazareth Sisters of
  Charity, St. Vincent's Infirmary, Refunding, MBIA Insured, 6.05%, 11/01/09 .................           125,000           145,666
 Pulaski County Public Facilities Board,
    MFR, South Oaks Apartments, Refunding, Series A, GNMA Secured, 6.50%, 10/20/29 ...........           600,000           644,118
    Mortgage, College Projects, Refunding, Series A, GNMA Secured, 5.55%, 6/20/27 ............         1,300,000         1,326,013
 Saline County Hospital Revenue, Refunding, Connie Lee Insured, 6.00%, 9/01/19 ...............           700,000           760,977
 Saline County Retirement Housing and Healthcare Facilities Board Revenue,
    Refunding, AMBAC Insured, 5.80%, 6/01/11 .................................................           195,000           212,638
 Sebastian County, Community Junior College District, Refunding and
  Improvement, AMBAC Insured, 5.60%, 4/01/17 .................................................           600,000           645,186
 Texarkana Public Facilities Board, Waterworks Facilities Revenue,
  Refunding, FGIC Insured, 5.40%, 9/01/15 ....................................................           200,000           210,662
 University of Arkansas Revenues, Various Facilities, Fayetteville Campus,
    5.25%, 11/01/17 ..........................................................................           300,000           304,680
    5.30%, 11/01/17 ..........................................................................           340,000           347,140
University of Central Arkansas Revenue, Athletic Facilities,
    Series C, AMBAC Insured, 6.125%, 4/01/26 .................................................           375,000           414,098
University of Puerto Rico, University System Revenues, Series M, MBIA Insured, 5.25%, 6/01/25            285,000           292,262
University of Southern Arkansas, Student Fees, MBIA Insured, 6.00%, 10/01/13 ................            125,000           129,400
Virgin Islands Public Finance Authority Revenue, Senior Lien, Fund Loan Notes, Refunding,
    Series A, 5.50%, 10/01/18 ................................................................         1,400,000         1,421,797
                                                                                                                       -----------
TOTAL LONG TERM INVESTMENTS (COST $34,608,691) ...............................................                          35,939,555
                                                                                                                       -----------
(a) SHORT TERM INVESTMENTS 6.8%
 Arkansas State Development Finance Authority, Higher Education,
  Capital Asset, Series A, FGIC Insured, Weekly VRDN and Put, 3.15%, 12/01/15 ................           600,000           600,000
 Clark County, Solid Waste Disposal Revenue, Reynolds Metals Co. Project,
  Weekly VRDN and Put, 3.25%, 8/01/22 ........................................................           100,000           100,000
 Puerto Rico Commonwealth Highway and Transportation Authority,
  Transportation Revenue, Series A, AMBAC Insured, Weekly VRDN and Put, 2.75%, 7/01/28 .......         1,800,000         1,800,000
University of Arkansas Revenues, Various Facilities, UAMS Campus,
  Refunding, Weekly VRDN and Put, 3.15%, 12/01/19 ............................................           200,000           200,000
                                                                                                                       -----------
 TOTAL SHORT TERM INVESTMENTS (COST $2,700,000) ..............................................                           2,700,000
                                                                                                                       -----------
 TOTAL INVESTMENTS (COST $37,308,691) 97.3% ..................................................                          38,639,555
 OTHER ASSETS, LESS LIABILITIES 2.7% .........................................................                           1,061,058
                                                                                                                       -----------
 NET ASSETS 100.0% ...........................................................................                         $39,700,613
                                                                                                                       ===========

See Glossary of Terms on page 62.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                                                 CLASS I
                                            -----------------------------------------------------------------------------------
                                         SIX MONTHS ENDED                           YEAR ENDED MAY 31,
                                         NOVEMBER 30, 1998  -------------------------------------------------------------------
                                            (UNAUDITED)         1998         1997           1996           1995        1994
                                            -----------     -----------   -----------    -----------   -----------  -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...... $     10.65     $     10.10   $      9.81    $      9.93   $      9.73  $      9.97
                                            -----------     -----------   -----------    -----------   -----------  -----------
Income from investment operations:
 Net investment income ....................         .29             .62           .63            .64           .66          .53
 Net realized and unrealized gains (losses)         .19             .55           .29           (.10)          .18         (.20)
                                            -----------     -----------   -----------    -----------   -----------  -----------
Total from investment operations ..........         .48            1.17           .92            .54           .84          .33
                                            -----------     -----------   -----------    -----------   -----------  -----------
Less distributions from:
 Net investment income ....................        (.29)           (.62)         (.63)++        (.66)         (.64)        (.56)
 In excess of net investment income .......        (.01)           --            --             --            --           --
 Net realized gains .......................        --              --            --             --            --           (.01)
                                            -----------     -----------   -----------    -----------   -----------  -----------
Total distributions .......................        (.30)           (.62)         (.63)          (.66)         (.64)        (.57)
                                            -----------     -----------   -----------    -----------   -----------  -----------
Net asset value, end of period ............ $     10.83     $     10.65   $     10.10    $      9.81   $      9.93  $      9.73
                                            ===========     ===========   ===========    ===========   ===========  ===========

Total return* .............................        4.58%          11.78%         9.64%          5.55%         9.08%        3.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......... $    511,420     $   412,211   $   213,396    $   118,313   $    51,102  $    31,938
Ratios to average net assets:
 Expenses .................................         .42%**          .35%          .34%           .35%          .20%         .07%
 Expenses excluding waiver and payments
   by affiliate ...........................         .64%**          .69%          .75%           .81%          .88%         .87%
 Net investment income ....................        5.38%**         5.81%         6.24%          6.49%         6.89%        6.14%
Portfolio turnover rate ...................        5.13%          37.75%        33.79%         28.02%        57.06%       40.74%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
++Includes distributions in excess of net investment income in the amount of $.001.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND (CONT.)

                                                                                           CLASS II
                                                                   ------------------------------------------------------------
                                                               SIX MONTHS ENDED
                                                               NOVEMBER 30, 1998                  YEAR ENDED MAY 31,
                                                                  (UNAUDITED)          1998            1997             1996+
                                                                   ---------         ---------       ---------        ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................     $   10.68         $   10.12       $    9.82        $    9.82
                                                                   ---------         ---------       ---------        ---------
Income from investment operations:
 Net investment income .......................................           .26               .56             .57              .05
 Net realized and unrealized gains ...........................           .19               .56             .30             --
                                                                   ---------         ---------       ---------        ---------
Total from investment operations .............................           .45              1.12             .87              .05
                                                                   ---------         ---------       ---------        ---------
Less distributions from:
 Net investment income .......................................          (.26)             (.56)           (.57)++          (.05)
 In excess of net investment income ..........................          (.01)             --              --               --
                                                                   ---------         ---------       ---------        ---------
Total distributions ..........................................          (.27)             (.56)           (.57)            (.05)
                                                                   ---------         ---------       ---------        ---------
Net asset value, end of period ...............................     $   10.86         $   10.68       $   10.12        $    9.82
                                                                   =========         =========       =========        =========

Total return* ................................................          4.27%            11.30%           9.08%             .54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................     $  61,404         $  40,363       $  10,624        $     212
Ratios to average net assets:
 Expenses ....................................................           .97%**            .90%            .90%             .91%**
 Expenses excluding waiver and payments by affiliate .........          1.20%**           1.24%           1.31%            1.81%**
 Net investment income .......................................          4.82%**           5.23%           5.68%            5.73%**
Portfolio turnover rate ......................................          5.13%            37.75%          33.79%           28.02%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
+For the period May 1, 1996 (effective date) to May 31, 1996.
++Includes distributions in excess of net investment income in the amount of $.001.

                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED)

                                                                                                        PRINCIPAL
FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.2%
 ABAG Finance Authority for Nonprofit Corporations, COP,
    California Mortgage Insured, 6.15%, 1/01/22 ................................................      $ 1,490,000$       $1,654,243
    Rhoda Haas Goldman Plaza, California Mortgage Insured, 5.125%, 5/15/23 .....................         3,000,000        2,997,840
 Adelanto Water Authority Revenue,
    Parity Water Systems Acquisition Project, Series A, 7.50%, 9/01/28 .........................         3,445,000        3,782,438
    Subordinated Lien, Water Systems Acquisition Project, Series A, 7.50%, 9/01/28 .............         2,000,000        2,195,900
 Alameda CFD No. 2, Special Tax, 6.125%, 9/01/16 ...............................................         1,240,000        1,295,825
 Alameda PFA, Local Agency Revenue, Special Tax, Community Facility District No. 1-A,
    6.70%, 8/01/12 .............................................................................         3,400,000        3,644,358
    7.00%, 8/01/19 .............................................................................         4,015,000        4,408,189
 American Canyon Joint Powers Financing Authority, Lease Revenue,
  Civic/Recreation Facilities, 6.40%, 6/01/22 ..................................................         1,000,000        1,059,880
 Antioch 1915 Act, AD No. 27, Series D, 7.30%, 9/02/13 .........................................           460,000          474,531
 Avenal PFA Revenue, Refunding,
    7.00%, 9/02/10 .............................................................................         1,635,000        1,671,918
    7.25%, 9/02/27 .............................................................................         3,665,000        3,800,092
 Beaumont Financing Authority, Local Agency Revenue, Sewer Enterprise Project,
  Refunding, Series A, 6.75%, 9/01/25 ..........................................................         5,000,000        5,202,400
 Belmont RDA, Tax Allocation, Los Costanos Community Development, Series A, 6.80%, 8/01/24 .....         1,510,000        1,713,352
 Benicia 1915 Act, Fleetside Industrial Park Assessment, Refunding, 7.00%, 9/02/14 .............           445,000          459,124
 Blythe RDA, Project No.1, Tax Allocation, Refunding, 5.80%, 5/01/28 ...........................         1,000,000        1,053,640
 Brea Olinda CFD No. 97-1, Special Tax, 5.875%, 9/01/28 ........................................         1,400,000        1,415,764
 Brea Olinda USD, CFD No. 95-1, Special Tax,
    5.625%, 9/01/18 ............................................................................         1,100,000        1,097,943
    5.75%, 9/01/28 .............................................................................         1,300,000        1,304,485
 Brentwood 1915 Act, Capital Improvement Finance Program, No. 94-1,
  Infrastructure Financing, 5.875%, 9/02/17 ....................................................           775,000          787,733
    6.00%, 9/02/27 .............................................................................         1,000,000        1,029,900
 Calexico Special Financing Authority, Sales Tax Revenue, 7.40%,
    1/01/99 ....................................................................................            10,000           10,013
    1/01/00 ....................................................................................           125,000          127,065
    1/01/01 ....................................................................................           165,000          169,470
    1/01/02 ....................................................................................           175,000          181,333
    1/01/03 ....................................................................................           220,000          229,449
    1/01/04 ....................................................................................           235,000          246,172
    1/01/05 ....................................................................................           285,000          298,560
    1/01/06 ....................................................................................           340,000          356,330
    1/01/18 ....................................................................................         7,680,000        8,000,410
 California Educational Facilities Authority Revenue,
    Los Angeles College of Chiropractic, Refunding, 5.60%, 11/01/17 ............................         1,500,000        1,562,100
    Pooled College and University Projects, Series B, 6.30%, 4/01/21 ...........................         1,000,000        1,119,040
    Student Loan Program, Series A, MBIA Insured, 6.00%, 3/01/16 ...............................         4,000,000        4,270,960
 California Health Facilities Financing Authority Revenue,
   (b) atholic Healthcare West, Series A, 5.00%, 7/01/18 .......................................        10,000,000        9,876,700
    Health Facility Clinic, Series A, California Mortgage Insured, 5.25%, 6/01/23 ..............         2,435,000        2,453,092
    Kaiser Permanente, Series A, 5.55%, 8/15/25 ................................................         3,750,000        3,791,813
    Kaiser Permanente, Series A, 5.40%, 5/01/28 ................................................         5,000,000        5,085,950
    Marshall Hospital, Refunding, Series A, 5.25%, 11/01/18 ....................................         3,215,000        3,271,616

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                               AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 California Health Facilities Financing Authority Revenue, (cont.)
    Sacramento Medical Health Facility, Series A, California Mortgage Insured, 5.25%, 5/01/21 ......    $  2,320,000   $  2,338,398
    Thessalonika Family, Series A, MBIA Insured, 6.20%, 12/01/15 ...................................         990,000      1,097,593
 California HFA Revenue, Home Mortgage,
    MFHR, Series B, AMBAC Insured, 6.15%, 8/01/22 ..................................................       5,000,000      5,348,900
    Series B, 7.125%, 2/01/26 ......................................................................         765,000        792,815
    Series D, Pre-Refunded, 7.50%, 8/01/20 .........................................................       1,800,000      1,953,666
    Series F-1, 7.00%, 8/01/26 .....................................................................       1,795,000      1,920,650
    Series H, 6.25%, 8/01/27 .......................................................................       2,475,000      2,641,122
    Series R, MBIA Insured, 6.15%, 8/01/27 .........................................................       3,285,000      3,485,155
 California PCFA Revenue,
    PG&E Corp., Series B, 5.85%, 12/01/23 ..........................................................       5,000,000      5,242,250
    Southern California Edison Co., Series B, 6.40%, 12/01/24 ......................................       2,000,000      2,196,460
 California PCFA, Solid Waste Disposal Revenue, Browning-Ferris
  Industries, Inc., 6.75%, 9/01/19 .................................................................       1,000,000      1,113,150
 California Special District Association Finance Corp., COP, Series V, 7.50%, 5/01/13 ..............          55,000         59,803
 California State GO,
    FGIC Insured, 6.00%, 8/01/19 ...................................................................          30,000         33,136
    FGIC Insured, Pre-Refunded, 6.00%, 8/01/19 .....................................................       1,470,000      1,657,013
    Veterans Bonds, Series BD, BE, and BF, 6.40%, 2/01/22 ..........................................       1,250,000      1,267,675
    Veterans Bonds, Series BH, 5.50%, 12/01/18 .....................................................       5,000,000      5,151,950
 California State HFA, Mortgage Revenue, Series L, MBIA Insured, 6.40%, 8/01/27 ....................       3,000,000      3,213,930
 California Statewide CDA, Lease Revenue, Special Facilities,
  United Air Lines, Inc., Los Angeles, 5.625%, 10/01/34 ............................................      26,955,000     27,667,421
 California Statewide CDA Revenue, COP,
  Auxiliary Organization, California State University Foundation, MBIA Insured, 5.20%, 6/01/24 .....       7,165,000      7,301,708
    CHFCLP Insured, 7.25%, 12/01/22 ................................................................       1,800,000      2,105,874
 Capistrano USD, CFD, Special Tax No. 92-1, Pre-Refunded, 7.00%, 9/01/18 ...........................       1,000,000      1,156,750
 Carlsbad 1915 Act, Escrow-AD No. 96-1,
    5.50%, 9/02/28 .................................................................................       4,775,000      4,726,247
    5.55%, 9/02/28 .................................................................................       1,745,000      1,729,766
 Central Valley Financing Authority, Cogeneration Project Revenue,
  Carson Ice General Project, Refunding, MBIA Insured,  5.00%, 7/01/18 .............................       1,000,000      1,006,080
 Chaffey Community College District, COP, 5.20%, 9/01/23 ...........................................       3,060,000      3,105,472
(b)Clovis 1915 Act, Special Assessment, AD No. 98-1, Temperance, 6.375%, 9/02/18 ...................       1,620,000      1,624,034
 Compton Sewer Revenue, Refunding,
    5.125%, 9/01/13 ................................................................................       1,565,000      1,590,447
    5.375%, 9/01/23 ................................................................................       2,000,000      2,025,040
 Duarte RDA, Tax Allocation,
    Davis Addition Project Area, Refunding, 6.70%, 9/01/14 .........................................       2,615,000      2,857,044
    Davis Addition Project Area, Refunding, 6.90%, 9/01/18 .........................................       4,120,000      4,515,644
    Rancho Duarte Phase I Project Area, Pre-Refunded, 6.80%, 9/01/16 ...............................         805,000        981,263
 El Cajon RDA, Tax Allocation, Redevelopment Project, Refunding, AMBAC Insured, 5.35%, 10/01/22 ....       1,000,000      1,028,920
 El Monte PFA,
    Housing Set Aside Revenue, 5.75%, 6/01/28 ......................................................       2,570,000      2,570,000
    Tax Allocation Revenue, Multiple Redevelopment District No. 86-1,
  Series R, 5.75%, 6/01/28 .........................................................................       6,215,000      6,215,000
Escondido GO, 1915 Act, AD No. 86-1, Refunding, Series R, 5.625%, 9/02/18 ..........................       1,150,000      1,181,073
Fontana RDA, Tax Allocation, Jurupa Hills Redevelopment
 Project, Refunding, Series A, 5.50%, 10/01/19 .....................................................       5,000,000      5,160,250

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Fontana Special Tax,
    CFD No. 7, 6.125%, 9/01/28 .....................................................................    $  1,280,000     $1,318,426
    Refunding, Subordinated CFD No. 2, Series B, 5.70%, 9/01/12 ....................................       1,960,000      1,969,996
 Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue,
  Senior Lien, Series A,
    6.50%, 1/01/32 .................................................................................       5,500,000      6,172,320
    6.00%, 1/01/34 .................................................................................       8,235,000      9,001,596
 Garden Grove Housing Authority MFHR, Set-Aside Tax Increment,
  Series C, 6.70%, 7/01/24 .........................................................................       6,375,000      6,786,889
 Gateway Improvement Authority Revenue, Marin City CFD, Series A,
  Pre-Refunded, 7.75%, 9/01/25 .....................................................................       2,500,000      3,067,400
 Gateway Refinancing Authority Revenue, Refunding, Series A, 5.55%, 9/01/25 ........................       5,500,000      5,662,965
 Granada Sanitation District, 1915 Act, Sewage Treatment Facilities,
  Financing District, Series A,
    7.125%, 9/02/16 ................................................................................         940,000        969,591
    7.25%, 9/02/22 .................................................................................         960,000        990,336
 Hawaiian Gardens RDA, Project No. 1, Tax Allocation, Refunding, 6.35%, 12/01/33 ...................       4,000,000      4,263,760
 Hesperia PFA, Improvement Revenue, Series B, 7.375%, 10/01/23 .....................................       1,930,000      2,047,383
 Hi Desert Memorial Health Care District Revenue, Refunding, 5.50%,
    10/01/15 .......................................................................................       1,000,000        980,570
    10/01/19 .......................................................................................       2,000,000      1,944,300
 Huntington Beach PFA Revenue, Huntington Beach Redevelopment Projects, Refunding, 7.00%, 8/01/24 ..       1,000,000      1,057,230
 Irvine 1915 Act,
    AD No. 94-15, 6.70%, 9/02/20 ...................................................................       2,500,000      2,565,550
    AD No. 95-12, Group Three, 5.50%, 9/02/21 ......................................................       3,000,000      3,010,500
 Irvine Meadows Mobile Home Park Revenue, Series A, 5.70%,
    3/01/18 ........................................................................................       2,300,000      2,363,227
    3/01/28 ........................................................................................       5,000,000      5,074,150
 Irwindale PFA, Special Tax, CFD No. 1, Refunding, 6.00%, 11/01/20 .................................       4,450,000      4,514,036
 John C. Fremont Hospital District Revenue, California Health Facilities, Insured, 6.75%, 6/01/13 ..       1,500,000      1,696,365
 La Mirada RDA, Special Tax, CFD No. 89-1, Refunding, 5.70%, 10/01/20 ..............................       3,025,000      3,068,711
 Lake Elsinore 1915 Act, AD No. 93-1, Series A, 7.90%, 9/02/24 .....................................       1,265,000      1,342,279
 Lake Elsinore School Financing Authority Revenue, Refunding, 6.125%, 9/01/19 ......................       1,000,000      1,070,710
 Lancaster RDA, Tax Allocation, Sub-Residential Redevelopment Project,
  Subordinated Lien, Refunding, 6.65%, 9/01/27 .....................................................       2,500,000      2,681,050
 Lemon Grove School District, COP, Vista La Mesa Elementary School Construction, 6.40%, 9/01/26 ....       2,000,000      2,114,220
 Long Beach IDR, California State University Foundation, Refunding, Series A, 5.25%,
    2/01/13 ........................................................................................       1,000,000      1,026,280
    2/01/23 ........................................................................................       1,000,000      1,004,960
 Long Beach Special Tax, CFD No. 2, 7.50%, 9/01/11 .................................................         140,000        141,189
 Los Angeles Harbor Department Revenue, Series B,
    6.00%, 8/01/14 .................................................................................       3,500,000      3,883,285
    5.375%, 11/01/23 ...............................................................................       2,465,000      2,526,748
 Los Angeles MFR, Refunding, Series J-2C, 8.50%, 1/01/24 ...........................................       1,150,000      1,185,144
 Lynwood PFA Revenue, Water System Improvement Project, 6.50%, 6/01/21 .............................       1,175,000      1,316,599
 Millbrae Elementary School District, COP, Financing Project, Pre-Refunded, 6.90%, 3/01/22 .........       1,480,000      1,654,551
 Modesto PFA, Lease Revenue, John Thurman Field Renovation Project, 6.125%, 11/01/16 ...............       1,700,000      1,841,967
 Monrovia USD,
    COP, Financing Project, MBIA Insured, 5.30%, 4/01/26 ...........................................       1,100,000      1,130,756
    Special Tax, CFD No. 89-1, 5.65%, 9/01/23 ......................................................       2,200,000      2,233,022

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                                             PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                                AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Monterey Park PFA, Tax Allocation Revenue, Merged Redevelopment Project Area,
    5.25%, 3/01/18 ......................................................................................  $ 1,900,000   $ 1,859,321
    5.30%, 3/01/28 ......................................................................................    3,000,000     2,917,200
 National City Community Development Commission, MFHR, Park Villas Apartments, Series A, GNMA Secured,
    5.85%, 7/20/19 ......................................................................................    1,545,000     1,626,113
 Newman RDA, Tax Allocation, Redevelopment and Housing Project No.1, 5.375%, 8/01/27 ....................    1,285,000     1,272,844
 Northern Mariana Islands, Commonwealth Ports Authority,
    Airport Revenue, Senior Lien, Series A, 6.25%, 3/15/28 ..............................................    5,050,000     5,119,640
    Seaport Revenue, Series A, 6.40%, 3/15/28 ...........................................................    2,000,000     1,980,940
 Oakland Revenue, YMCA of the East Bay Project, Refunding, 7.10%, 6/01/10 ...............................    2,815,000     3,168,677
 Orange County CFD No. 86-2, Special Tax, Rancho Santa Margarita, Refunding, Series A,
    5.55%, 8/15/17 ......................................................................................    1,000,000     1,022,590
 Orinda 1915 Act, AD No. 94-1, Oak Springs, 8.25%, 9/02/19 ..............................................    1,515,000     1,564,207
 Oroville Hospital Revenue, Oroville Hospital, Series A, CHFCLP Insured, 5.40%, 12/01/17 ................    1,140,000     1,168,557
 Palm Desert Financing Authority, Tax Allocation, Housing Set-Aside Revenue, MBIA Insured,
    5.10%, 10/01/27 .....................................................................................    1,875,000     1,894,800
 Palmdale Special Tax, CFD No. 93-1, Ritter Ranch Project, Series A, 8.50%, 9/01/17 .....................   10,000,000     9,000,000
 Paramount RDA, Tax Allocation, Redevelopment Project Area 1, Refunding, MBIA Insured, 8/01/26 ..........   14,050,000     3,451,523
 Perris PFA, Local Agency Revenue, Series B, 7.25%, 8/15/23 .............................................      500,000       528,985
 Pittsburg 1915 Act, Infrastructure Financing Authority Reassessment Revenue,
    Series A, 5.60%, 9/02/24 ............................................................................    1,000,000     1,022,380
    Sub Series B, 6.00%, 9/02/24 ........................................................................    2,710,000     2,767,100
 Pomona RDA, Tax Allocation, Series Y,
    5.45%, 5/01/22 ......................................................................................    2,360,000     2,397,500
    5.50%, 5/01/32 ......................................................................................    4,380,000     4,460,899
 Richmond Revenue, YMCA of the East Bay Project, Refunding, 7.25%, 6/01/17 ..............................    3,010,000     3,340,588
 Riverside County CFD No. 87-5, Special Tax, Senior Lien, Refunding, Series A, 7.00%, 9/01/13 ...........    7,335,000     7,946,006
 Riverside County PFA, Tax Allocation Revenue, Redevelopment Projects, Series A, 5.50%, 10/01/22 ........    2,710,000     2,784,335
 Roseville Special Tax, CFD No. 1, 5.75%, 9/01/23 .......................................................    5,000,000     5,061,450
 Sacramento County Special Tax, CFD No.1, Refunding,
    5.60%, 12/01/12 .....................................................................................    1,515,000     1,542,391
    5.70%, 12/01/20 .....................................................................................    2,410,000     2,463,333
    6.30%, 9/01/21 ......................................................................................    1,575,000     1,656,443
 Salinas COP, Capital Improvement Projects, Series A, 5.70%, 10/01/28 ...................................    2,665,000     2,776,290
 Salinas Valley Solid Waste Authority Revenue,
    5.75%, 8/01/18 ......................................................................................      500,000       515,275
    5.80%, 8/01/27 ......................................................................................    1,100,000     1,129,755
 San Bernardino Associated Communities Financing Authority, Granada Hills Health Care, COP,
    Refunding and Improvement, Series A, 6.90%, 5/01/27 .................................................   10,000,000    10,514,700
 San Bernardino Joint Powers Financing Authority, Lease Revenue, Department of Transportation Lease,
    Series A, 5.50%, 12/01/20 ...........................................................................    4,000,000     4,187,680
 San Diego Certificates of Undivided Interest, Water Utilities Fund Net System Revenue, FGIC Insured,
    5.00%, 8/01/21 ......................................................................................    6,000,000     6,025,920
 San Diego County Educational Facilities Authority No. 1, Lease Revenue, 6.50%, 8/15/15 .................      850,000       927,971
 San Diego Housing Authority MFHR, MBS, Series C, GNMA Secured, 5.25%, 1/20/40 ..........................    3,880,000     3,904,328
 San Diego Special Tax, CFD No. 1, Series B, Pre-Refunded, 7.10%, 9/01/20 ...............................    3,500,000     4,212,250
 San Francisco Bay Area Rapid Transit District Sales Tax Revenue, Refunding, AMBAC Insured,
    5.00%, 7/01/28 ......................................................................................    5,000,000     4,999,800
 San Francisco City and County Airport Commission, International Airport Revenue,
    Issue 8A, Second Series, FGIC Insured, 6.25%, 5/01/20 ...............................................    1,570,000     1,728,806
    Issue 16A, Second Series, FSA Insured, 5.125%, 5/01/23 ..............................................    2,000,000     2,007,620

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                            AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
San Francisco City and County Redevelopment Financing Authority, Tax Allocation Revenue,
   Redevelopment Projects, Refunding, Series C, 5.30%, 8/01/25 ...............................        $ 1,635,000        $ 1,651,677
   Series A, 5.50%, 8/01/22 ..................................................................          1,180,000          1,194,266
San Francisco City and County Revenue, Irwin Memorial Blood Center, Series A,
   6.80%, 12/01/21 ...........................................................................            800,000            872,080
San Joaquin Area Flood Control Agency, 1915 Act, Flood Protection and Restoration
   Assessment, FSA Insured, 6.00%, 9/02/14 ...................................................            970,000          1,003,892
San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
   Junior Lien, ETM, 1/01/28 .................................................................         19,150,000          4,491,058
   Refunding, Series A, 5.50%, 1/15/28 .......................................................         20,710,000         21,258,194
   Senior Lien, Pre-Refunded, 7.00%, 1/01/30 .................................................            675,000            770,195
   Senior Lien, Pre-Refunded, 6.75%, 1/01/32 .................................................          3,450,000          3,904,193
San Jose Financing Authority Revenue, Convention Center Project, Refunding,
   Series C, 6.40%, 9/01/17 ..................................................................          5,000,000          5,384,700
San Jose RDA, Tax Allocation, Merged Area Redevelopment Project, 5.25%, 8/01/29 ..............          6,750,000          6,867,383
San Luis Obispo COP, Vista Hospital System, Inc., 8.375%, 7/01/29 ............................          6,660,000          7,175,617
San Marcos Public Facilities Authority Revenue, Refunding, 5.80%, 9/01/27 ....................          3,000,000          3,061,200
San Marcos RDA, Tax Allocation, Affordable Housing Project, Series A, 5.65%, 10/01/28 ........          3,000,000          3,115,500
San Mateo RDA, Tax Allocation, Merged Area, Series A, 5.50%,
   8/01/17 ...................................................................................          1,330,000          1,384,344
   8/01/22 ...................................................................................          4,820,000          4,980,699
San Ramon PFA, Tax Allocation Revenue,
   Pre-Refunded, 6.90%, 2/01/24 ..............................................................            700,000            818,909
   Refunding, 6.90%, 2/01/24 .................................................................            800,000            899,256
Sand City RDA, Tax Allocation Revenue, Redevelopment Project, 6.00%, 11/01/26 ................          3,900,000          4,194,138
Santa Ana Financing Authority Revenue, Mainplace Project, Refunding, Series D,
   5.50%, 9/01/15 ............................................................................          1,250,000          1,264,988
   5.60%, 9/01/19 ............................................................................          2,000,000          2,027,320
Santa Rosa 1915 Act, Fountaingrove Parkway Extension Assessment, 7.625%, 9/02/19 .............          1,500,000          1,548,015
Southern California Public Power Authority, Southern Transmission Project,
   Sub-Crossover Refunding, 6.125%, 7/01/18 ..................................................          1,140,000          1,228,635
Stockton CFD No. 1, Special Tax, Mello Roos, Weston Ranch, Series A,
   5.45%, 9/01/08 ............................................................................          1,775,000          1,812,524
   5.80%, 9/01/14 ............................................................................          4,000,000          4,098,280
   6.00%, 9/01/18 ............................................................................          1,000,000          1,031,900
   6.00%, 9/01/24 ............................................................................          1,100,000          1,126,774
Stockton Health Facilities Revenue, Dameron Hospital Association, Refunding,
   Series A, 5.70%, 12/01/14 .................................................................          2,300,000          2,395,381
Suisun City PFA, Tax Allocation Revenue, Redevelopment Project,
   Escrow Term, Series A, 5.20%, 10/01/28 ....................................................          3,000,000          3,020,880
   Series A, 5.20%, 10/01/23 .................................................................            275,000            276,914
Taft PFA, Lease Revenue, Community Correctional Facility Project, Series A,
   6.05%, 1/01/17 ............................................................................          3,235,000          3,525,050
Torrance RDA, Tax Allocation,
   Downtown Redevelopment, Refunding, Series A, 5.55%, 9/01/18 ...............................          1,695,000          1,736,019
   Downtown Redevelopment, Refunding, Series A, 5.60%, 9/01/28 ...............................          1,500,000          1,533,570
   Subordinated Lien, Refunding, Series B, 5.625%, 9/01/28 ...................................          1,500,000          1,523,715
Tracy COP, I-205 Corridor Improvement Project, Pre-Refunded, 7.00%, 10/01/27 .................          1,200,000          1,332,096
Union City CFD No. 1997-1, Special Tax,
   5.70%, 9/01/18 ............................................................................          1,000,000          1,015,310
   5.80%, 9/01/28 ............................................................................          2,180,000          2,231,099
University Revenues, Multiple Purpose Projects, Refunding, Series E, MBIA Insured,
   5.125%, 9/01/20 ...........................................................................            625,000            635,025
Upland COP, Refunding, California Mortgage Insured, 5.50%, 6/01/21 ...........................          2,000,000          2,074,860

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                                     PRINCIPAL
FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                          AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

Vallejo COP, Marine World Foundation Project, Refunding, 7.40%, 2/01/28 ...................        $  9,345,000        $ 10,409,396
Vallejo Hiddenbrooke Improvement District No. 1, Series A, 6.50%, 9/01/31 .................          12,830,000          13,287,390
Victor Valley Union High School District, COP, Instructional Academy Project,
   MBIA Insured, 5.80%, 11/15/21 ..........................................................           1,000,000           1,112,230
Virgin Islands PFA Revenue, Sub-Lien, Fund Loan Notes, Refunding, Series E,
   5.75%, 10/01/13 ........................................................................           1,595,000           1,661,623
   5.875%, 10/01/18 .......................................................................           1,665,000           1,734,813
   6.00%, 10/01/22 ........................................................................           2,650,000           2,781,361
Vista Mobile Home Park Revenue, Estrella De Oro Mobile Home, Series A, 5.875%, 2/01/28 ....           1,685,000           1,727,142
West Sacramento Financing Authority, Lease Revenue, City Administration Facilities
   Project, MBIA Insured,
   5.30%, 9/01/30 .........................................................................           1,020,000           1,049,386
West Sacramento Redevelopment Agency, Tax Allocation, West Sacramento Redevelopment
   Project, MBIA Insured,
   5.00%, 9/01/29 .........................................................................           2,235,000           2,234,821
Western Placer Waste Management Authority Revenue, 6.75%, 7/01/14 .........................           7,400,000           8,162,274
Westminster COP, Public Improvements Project, Pre-Refunded, 6.00%, 6/01/22 ................           2,060,000           2,310,867
Whittier School District COP, School Facilities Project,
   5.375%, 9/01/22 ........................................................................           1,055,000           1,061,666
   5.40%, 9/01/29 .........................................................................           1,725,000           1,732,620
Winton Water and Sanitation District, COP, Wastewater System Improvement Project,
   Refunding, MBIA Insured,
   5.25%, 3/01/28 .........................................................................           1,500,000           1,535,700
                                                                                                                        -----------
TOTAL LONG TERM INVESTMENTS (COST $539,242,079) ...........................................                             568,054,550
                                                                                                                        ===========

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                            PRINCIPAL
FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS 1.6%
California Health Facilities Financing Authority Revenue, Saint Joseph Health
   System, Refunding, Series A, Daily VRDN and  Put, 3.20%, 7/01/13 ............          $ 1,900,000        $   1,900,000
California PCFA Revenue, Shell Oil Co., Refunding, Series A, Daily VRDN and Put,
   3.20%, 10/01/07 .............................................................              600,000              600,000
Chula Vista IDR, San Diego Gas, Refunding, Series A, Daily VRDN and Put, 3.10%,
   7/01/21 .....................................................................            2,800,000            2,800,000
Irvine 1915 Act, AD No. 89-10, Daily VRDN and Put, 3.25%, 9/02/15 ..............              100,000              100,000
Irvine 1915 Act, AD No. 97-16, Northwest Irvine Project, Daily VRDN and Put,
   3.25%, 9/02/22 ..............................................................            1,800,000            1,800,000
Irvine Ranch Water District,
   Construction Bonds, Daily VRDN and Put, 3.25%, 10/01/05 .....................            1,000,000            1,000,000
   COP, Capital Improvement Project, Daily VRDN and Put, 3.10%, 8/01/16 ........            1,000,000            1,000,000
                                                                                                             -------------
TOTAL SHORT TERM INVESTMENTS (COST $9,200,000) .................................                                 9,200,000
                                                                                                             -------------
TOTAL INVESTMENTS (COST $548,442,079) 100.8% ...................................                               577,254,550
OTHER ASSETS, LESS LIABILITIES (.8)% ...........................................                                (4,430,492)
                                                                                                             -------------
NET ASSETS 100.0% ..............................................................                             $ 572,824,058
                                                                                                             =============


See Glossary of Terms on page 62.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)Sufficient collateral has been segregated for securities traded on the when-issued or delayed delivery basis.


50                     See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights


FRANKLIN HAWAII MUNICIPAL BOND FUND

                                                                                          CLASS I
                                                      ------------------------------------------------------------------------------
                                                        SIX MONTHS ENDED                     YEAR ENDED MAY 31,
                                                       NOVEMBER 30, 1998    --------------------------------------------------------
                                                         (UNAUDITED)         1998        1997        1996        1995        1994
                                                      ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............       $ 11.16          $ 10.79     $ 10.54     $ 10.67     $ 10.36     $ 10.80
                                                      ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................           .29              .58         .60         .60         .60         .62
 Net realized and unrealized gains (losses) ........           .14              .38         .25        (.13)        .31        (.46)
                                                      ------------------------------------------------------------------------------
Total from investment operations ...................           .43              .96         .85         .47         .91         .16
                                                      ------------------------------------------------------------------------------
Less distributions from net investment income ......          (.30)            (.59)       (.60)       (.60)       (.60)       (.60)
                                                      ------------------------------------------------------------------------------
Net asset value, end of period .....................       $ 11.29          $ 11.16     $ 10.79     $ 10.54     $ 10.67     $ 10.36
                                                      ==============================================================================

Total return* ......................................          3.87%            9.10%       8.23%       4.49%       9.26%       1.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................       $49,082          $45,138     $40,003     $38,805     $36,827     $26,904
Ratios to average net assets:
 Expenses ..........................................           .40%**           .40%        .39%        .35%        .20%        .05%
 Expenses excluding waiver and payments by affiliate           .82%**           .81%        .83%        .84%        .87%        .92%
 Net investment income .............................          5.18%**          5.32%       5.59%       5.63%       6.02%       5.76%
Portfolio turnover rate ............................          1.97%           23.18%      13.40%      16.01%      22.88%      31.35%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized


                       See notes to financial statements.                     51

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED)


                                                                                         PRINCIPAL
 FRANKLIN HAWAII MUNICIPAL BOND FUND                                                       AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.1%
 Guam Airport Authority Revenue, Series B,
    6.60%, 10/01/10 ...............................................................     $  200,000     $  219,970
    6.70%, 10/01/23 ...............................................................      1,000,000      1,094,110
 Guam Government, Limited Obligation Highway, Refunding, Series A, FSA Insured,
    6.30%, 5/01/12 ................................................................        280,000        304,755
 Guam Power Authority Revenue, Series A, 6.30%, 10/01/22 ..........................        300,000        319,131
 Hawaii State Airport System Revenue,
    Refunding, Third Series 1994, AMBAC Insured, 5.75%, 7/01/09 ...................        300,000        325,623
    Second Series 1990, FGIC Insured, 7.50%, 7/01/20 ..............................         60,000         64,526
    Second Series 1991, 7.00%, 7/01/18 ............................................      1,520,000      1,634,304
    Second Series 1991, MBIA Insured, 6.75%, 7/01/21 ..............................        200,000        216,690
    Second Series 1992, MBIA Insured, 6.90%, 7/01/12 ..............................        400,000        479,072
(b)Hawaii State COP, Kapolei State Office Building, Series A, AMBAC Insured,
    5.00%, 5/01/18 ................................................................      1,000,000        988,940
 Hawaii State Department of Budget and Finance, Special Purpose Revenue,
    Hawaii Electric Light Co. Project, Mortgage, 7.20%, 12/01/14 ..................        100,000        105,061
    Hawaiian Electric Co. and Subsidiaries, Mortgage, MBIA Insured, 6.55%, 12/01/22      3,425,000      3,801,613
    Hawaiian Electric Co., Mortgage, Series A, MBIA Insured, 6.60%, 1/01/25 .......      1,950,000      2,201,511
    Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26 .......        500,000        547,080
    Kaiser Permanente, Refunding, Series A, 6.25%, 3/01/21 ........................        100,000        105,234
    Kapiolani Health Care System, Mortgage, Refunding, 6.40%, 7/01/13 .............        600,000        648,150
    Kapiolani Health Care System, Mortgage, Refunding, 6.00%, 7/01/19 .............        125,000        132,628
    Kapiolani Health Obligation, 6.25%, 7/01/21 ...................................      1,100,000      1,198,010
    Pali Momi Medical Center Project, Mortgage, Pre-Refunded, 7.65%, 7/01/19 ......        105,000        117,153
    Queens Health System, Refunding, Series A, 6.05%, 7/01/16 .....................      1,000,000      1,095,890
    Queens Health System, Refunding, Series A, 6.00%, 7/01/20 .....................        120,000        130,328
    Queens Health System, Refunding, Series A, 5.75%, 7/01/26 .....................      1,500,000      1,578,885
    Queens Health System, Series B, MBIA Insured, 5.25%, 7/01/23 ..................        500,000        511,305
    Queens Health System, Series B, MBIA Insured, 5.00%, 7/01/28 ..................        750,000        757,200
    Queens Medical Center Project, FGIC Insured, Pre-Refunded, 6.20%, 7/01/22 .....        500,000        549,395
    St. Francis Medical Centers, Mortgage, Refunding, FSA Insured, 6.50%, 7/01/22 .      1,100,000      1,209,494
    Wilcox Memorial Hospital Projects, 5.25%, 7/01/13 .............................        600,000        602,040
    Wilcox Memorial Hospital Projects, 5.35%, 7/01/18 .............................      2,040,000      2,045,141
    Wilcox Memorial Hospital Projects, 5.50%, 7/01/28 .............................      2,410,000      2,436,847
 Hawaii State Department of Transportation, Special Facilities Revenue, Matson
    Terminals, Inc., Refunding, 5.75%, 3/01/13 ....................................         75,000         78,470
 Hawaii State GO,
    Series BW, 6.375%, 3/01/11 ....................................................        100,000        117,083
    Series CA, 6.00%, 1/01/09 .....................................................        100,000        113,430
    Series CP, FGIC Insured, 5.00%, 10/01/16 ......................................        900,000        905,931
 Hawaii State Harbor, Capital Improvement Revenue,
    Refunding, Series 1994, FGIC Insured, 6.25%, 7/01/15 ..........................      1,000,000      1,103,130
    Refunding, Series 1994, FGIC Insured, 6.375%, 7/01/24 .........................        500,000        554,360
    Series 1990, MBIA Insured, 7.25%, 7/01/10 .....................................         70,000         74,802
    Series 1990, MBIA Insured, 7.00%, 7/01/17 .....................................         80,000         85,185
    Series 1992, FGIC Insured, 6.50%, 7/01/19 .....................................        200,000        219,766
 Hawaii State Housing Finance and Development Corp. Revenue, Affordable Rental
    Housing Program, Series A,
    6.00%, 7/01/15 ................................................................      1,000,000      1,058,290
    6.05%, 7/01/22 ................................................................        750,000        793,095
    6.10%, 7/01/30 ................................................................        250,000        264,335

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                          PRINCIPAL
 FRANKLIN HAWAII MUNICIPAL BOND FUND                                                       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
Hawaii State Housing Finance and Development Corp., SFM Purchase Revenue, Series A,
   7.10%, 7/01/24 .................................................................     $   465,000     $  495,458
   6.00%, 7/01/26 .................................................................         255,000        263,438
Honolulu City and County GO,
   Refunding, Series 1992, 6.00%, 12/01/14 ........................................         150,000        170,661
   Series A, Pre-Refunded, 6.70%, 8/01/07 .........................................          75,000         81,428
   Series A, Pre-Refunded, 6.70%, 8/01/11 .........................................         100,000        108,570
   Series B, 5.00%, 11/01/17 ......................................................         600,000        602,982
   Series B, Pre-Refunded, 6.125%, 6/01/14 ........................................       1,000,000      1,111,930
Honolulu City and County, MFHR, Waipahu Towers Project, Series A, 6.90%, 6/20/35 ..       1,205,000      1,305,244
Honolulu City and County Water Supply Board, Water System Revenue, 5.80%, 7/01/21 .       1,785,000      1,945,275
Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10 ...............         220,000        250,831
Maui County Board, Water Supply Revenue, Series A, FGIC Insured, Pre-Refunded,
   6.70%, 12/01/11 ................................................................         100,000        109,475
Maui County GO,
   Refunding, Series 1992, Pre-Refunded, 6.05%, 9/01/07 ...........................          50,000         52,607
   Refunding, Series 1992, Pre-Refunded, 6.10%, 9/01/08 ...........................         300,000        315,894
   Series A, FGIC Insured, Pre-Refunded, 5.75%, 1/01/11 ...........................         385,000        404,993
   Series A, FGIC Insured, Pre-Refunded, 5.75%, 1/01/13 ...........................         150,000        157,790
   Series C, FGIC Insured, 5.20%, 3/01/17 .........................................         575,000        587,736
Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue, Series A,
   6.40%, 3/15/28 .................................................................       1,000,000        990,470
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Series T, Pre-Refunded, 6.625%, 7/01/18 ........................................         315,000        350,305
   Series Y, 5.50%, 7/01/26 .......................................................         800,000        835,688
Puerto Rico Electric Power Authority Revenue,
   Series O, 7.125%, 7/01/14 ......................................................          60,000         62,308
   Series O, Pre-Refunded, 7.125%, 7/01/14 ........................................          55,000         57,130
   Series T, Pre-Refunded, 6.375%, 7/01/24 ........................................       1,000,000      1,139,080
Puerto Rico Industrial, Medical and Environmental Facilities Revenue PCFA, PepsiCo,
   Inc. Project, 6.25%, 11/15/13 ..................................................         350,000        385,035
Puerto Rico Industrial Tourist, Medical and Environmental Facilities Revenue,
   Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ...................................         850,000        843,574
Puerto Rico PBA, Guaranteed, Public Education and Health Facilities, Refunding,
   Series M, 5.75%, 7/01/15 .......................................................         900,000        949,014
Puerto Rico Telephone Authority Revenue, Refunding, Series L, 6.125%, 1/01/22 .....       1,230,000      1,306,640
Virgin Islands Public Finance Authority Revenue, Senior Lien, Fund Loan Notes,
   Refunding, Series A, 5.625%, 10/01/25 ..........................................       1,900,000      1,953,599
Virgin Islands Water and Power Authority, Electric System Revenue, Refunding,
   5.30%, 7/01/18 .................................................................         500,000        505,155
                                                                                                        ----------
TOTAL LONG TERM INVESTMENTS (COST $45,129,380) ....................................                     48,130,273
                                                                                                        ----------

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                       PRINCIPAL
 FRANKLIN HAWAII MUNICIPAL BOND FUND                                                     AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS 1.8%
Hawaii State Housing Finance and Development Corp. Revenue, Rental Housing System,
   Series A, Weekly VRDN and Put, 3.20%, 7/01/24 .................................     $  800,000     $   800,000
Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
   Weekly VRDN and Put, 2.90%, 12/01/15 ..........................................        100,000         100,000
                                                                                                      -----------
TOTAL SHORT TERM INVESTMENTS (COST $900,000) .....................................                        900,000
                                                                                                      -----------
TOTAL INVESTMENTS (COST $46,029,380) 99.9% .......................................                     49,030,273
OTHER ASSETS, LESS LIABILITIES .1% ...............................................                         51,619
                                                                                                      -----------
NET ASSETS 100.0% ................................................................                    $49,081,892
                                                                                                      ===========


See Glossary of Terms on page 62.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


54                     See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights


FRANKLIN TENNESSEE MUNICIPAL BOND FUND

                                                                                       CLASS I
                                                  ---------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                           YEAR ENDED MAY 31,
                                                  NOVEMBER 30, 1998      ----------------------------------------------------------
                                                    (UNAUDITED)           1998        1997         1996         1995        1994+
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $ 11.27            $ 10.71     $ 10.40      $ 10.53      $10.11      $10.00
                                                  ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income .........................          .28                .57         .58          .56         .52         .01
 Net realized and unrealized gains (losses) ....          .15                .56         .33         (.09)        .35         .10

                                                  ---------------------------------------------------------------------------------
Total from investment operations ...............          .43               1.13         .91          .47         .87         .11
                                                  ---------------------------------------------------------------------------------
Less distributions from net investment income ..         (.28)              (.57)       (.60)        (.60)       (.45)       --
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period .................      $ 11.42            $ 11.27     $ 10.71      $ 10.40      $10.53      $10.11
                                                  =================================================================================

Total return* ..................................         3.87%             10.75%       8.95%        4.50%       8.97%       1.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $58,097            $44,526     $26,708      $13,956      $5,986      $2,224
Ratios to average net assets:
 Expenses ......................................          .40%**             .40%        .40%         .33%        .10%        .03%**
 Expenses excluding waiver and payments
 by affiliate ..................................          .80%**             .81%        .84%         .91%        .92%       1.05%**
 Net investment income .........................         4.92%**            5.12%       5.51%        5.67%       6.02%       1.89%**
Portfolio turnover rate ........................         6.42%             37.67%      27.60%       27.23%      24.71%      22.64%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.

**Annualized

+For the period May 10, 1994 (effective date) to May 31, 1994.


                       See notes to financial statements.                     55

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED)


                                                                                                  PRINCIPAL
FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                             AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.4%
Carroll County IDBR, Henry I. Siegel Co., Inc. Project, Refunding, 7.20%, 4/01/05 ........       $  500,000       $  520,770
Chattanooga Health Educational and Housing Facility Board Revenue, Catholic
   Health Initiatives, Refunding, Series A, 5.00%, 12/01/18 ..............................        1,000,000          988,790
   Series A, 5.00%, 12/01/28 .............................................................        1,000,000          974,230
Cleveland Water and Sewer, FGIC Insured, 5.375%, 9/01/28 .................................        1,000,000        1,027,650
Collierville Water and Sewer Systems, MBIA Insured, 5.625%, 11/01/21 .....................          500,000          527,535
Dickson Electric System Revenue, MBIA Insured, 5.50%, 9/01/16 ............................        1,220,000        1,297,019
Eastside Utility District, Hamilton County, Waterworks Revenue, Refunding,
   MBIA Insured, 5.25%, 11/01/17 .........................................................          800,000          824,096
Fayetteville and Lincoln IDBR, Hospital Facility Lease, AMBAC Insured, 5.30%, 5/01/28 ....        1,000,000        1,018,500
Franklin IDB, MFHR, Landings Apartment Project, Refunding, Series A, FSA
   Insured, 6.00%, 10/01/26 ..............................................................        1,000,000        1,060,870
Hamilton County IDB, MFHR, Patten Towers Apartments, 7.125%, 2/01/09 .....................          500,000          524,775
Hardeman County GO, FGIC Insured, 5.625%, 4/01/24 ........................................          880,000          932,624
Harpeth Valley Utilities District, Davidson and Williamson Counties Revenue,
   Utilities Improvement, MBIA Insured, 5.00%, 9/01/28 ...................................        1,430,000        1,401,686
Hollow Rock-Bruceton Special School District GO, FSA Insured, Pre-Refunded, 5.75%, 4/01/24          500,000          562,550
Humphreys County IDB, Solid Waste Disposal Revenue, Du Pont (E.I.) De Nemours
   and Co. Project, 6.70%, 5/01/24 .......................................................          800,000          892,136
Jackson GO, Refunding and Improvement, MBIA Insured, 5.125%, 3/01/16 .....................        1,000,000        1,017,070
Jackson Water and Sewer Revenue, Series A, AMBAC Insured, 5.00%, 7/01/18 .................          300,000          299,244
Johnson City Health and Educational Facilities Board,
   (b)Medical Center Hospital, Hospital Revenue, Refunding and Improvement,
   MBIA Insured, 5.25%, 7/01/28 ..........................................................        2,000,000        2,005,240
   Pine Oaks Assisted Project, Mortgage Revenue, Series A, GNMA Secured, 5.90%, 6/20/37 ..        1,400,000        1,461,292
Johnson City Public Improvement, FSA Insured, Pre-Refunded, 5.90%, 6/01/12 ...............          500,000          553,070
Johnson City Solid Waste, AMBAC Insured, 5.80%, 5/01/09 ..................................          100,000          109,368
Johnson County Public Improvement GO, Series B, AMBAC Insured, Pre-Refunded,
   6.70%, 5/01/20 ........................................................................          100,000          117,165
Knox County First Utility District, Water and Sewer Revenue, Refunding and
   Improvement, Series A, MBIA Insured, 5.625%, 12/01/19 .................................        1,000,000        1,070,000
Knox County Health, Educational and Housing Board, Hospital Facilities Revenue,
   Fort Sanders Alliance, Refunding, MBIA Insured, 5.75%, 1/01/14 ........................        1,250,000        1,374,925
   Mercy Health Systems, Refunding, Series B, 5.875%, 9/01/15 ............................          345,000          370,468
Knox County IDB, MFR, Waterford Apartments, Refunding, Series A, FHA
   Insured, 5.95%, 3/01/28 ...............................................................          250,000          264,818
Knox-Chapman Utility District, Knox County Water and Sewer Revenue,
   FSA Insured, 5.40%, 1/01/23 ...........................................................          660,000          681,325
   Refunding, MBIA Insured, 6.10%, 1/01/19 ...............................................          100,000          109,500
(b)Knoxville Electric Revenue, Refunding and Improvement Systems, Series S,
   5.10%, 7/01/24 ........................................................................        2,000,000        2,001,160
Loudon County IDB, Solid Waste Disposal Revenue, Kimberly-Clark Corp. Project,
   6.20%, 2/01/23 ........................................................................        1,305,000        1,393,479
Macon County GO, FGIC Insured, Pre-Refunded, 5.90%, 9/01/13 ..............................          150,000          167,699
Maury County IDB, PCR, Multi-Modal, Saturn Corp. Project, Refunding, 6.50%, 9/01/24 ......          620,000          687,041
McKenzie High School District GO, FSA Insured, Pre-Refunded, 5.75%, 4/01/22 ..............          500,000          562,550
Memphis GO, Pre-Refunded, 5.75%, 8/01/15 .................................................          500,000          538,250
Memphis Health, Educational and Housing Facility Board, Mortgage Revenue,
   Edgewater Terrace, Refunding, FHA/GNMA Secured, 7.375%, 1/20/27 .......................          150,000          160,244
   MF River Trace II, Refunding, Series A, 6.45%, 4/01/26 ................................          100,000          106,854
Memphis-Shelby County Airport Authority Revenue, Refunding, MBIA Insured, 5.65%, 9/01/15 .          500,000          528,920
Memphis-Shelby County Airport Authority, Special Facilities and Project
   Revenue, Federal Express Corp., 6.75%, 9/01/12 ........................................          100,000          109,032
Metropolitan Government of Nashville and Davidson County GO, Refunding, 5.125%, 5/15/25 ..        1,000,000        1,008,430

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                         PRINCIPAL
 FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                   AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)

Metropolitan Government of Nashville and Davidson County,
   Electric Revenue, Refunding, Series A, Pre-Refunded, 6.00%, 5/15/17 ..........       $  200,000       $  218,290
   Electric Revenue, Series A, 5.20%, 5/15/23 ...................................        1,000,000        1,016,370
   Health and Educational Facilities Board Revenue, Meharry Medical College
     Project, AMBAC Insured, Pre-Refunded, 6.875%, 12/01/24 .....................          150,000          176,030
   Health and Educational Facilities Board Revenue, Mortgage, Dandridge
     Towers, Refunding, Series A, 6.375%, 1/01/11 ...............................          500,000          532,745
   Health and Educational Facilities Board Revenue, Multi-Modal Health Facility,
     Asset Guaranty Insurance Co. Insured, 5.50%, 5/01/23 .......................          995,000        1,037,954
   Health and Educational Facilities Board Revenue, The Vanderbilt University,
     Refunding, Series A, 5.375%, 7/01/18 .......................................          700,000          724,241
   Health and Educational Facilities Board Revenue, The Vanderbilt University,
     Refunding, Series B, 5.00%, 10/01/28 .......................................        2,750,000        2,728,743
   Public Improvements, 5.875%, 5/15/26 .........................................        1,000,000        1,082,150
   Sports Authority Revenue, Stadium Public Improvement Project, AMBAC Insured,
     5.875%, 7/01/21 ............................................................        1,775,000        1,926,177
   Water and Sewer Revenue, Refunding, 5.50%, 1/01/16 ...........................          620,000          620,211
Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured,
     6.60%, 7/01/15 .............................................................          205,000          221,941
Milan Special School District GO, AMBAC Insured, Pre-Refunded, 6.625%, 4/01/11 ..          180,000          206,309
Montgomery County Health Educational and Housing Facility Board, Hospital
   Revenue, Clarksville Regional Health System, Refunding and Improvement,
   5.375%, 1/01/28 ..............................................................        3,000,000        2,962,920
Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue,
   Series A, 6.40%, 3/15/28 .....................................................          300,000          297,141
Pigeon Forge Public Improvement, MBIA Insured, 5.90%, 6/01/09 ...................          100,000          106,083
Puerto Rico Commonwealth GO,
   Pre-Refunded, 6.50%, 7/01/23 .................................................          100,000          114,397
   Public Improvement, Refunding, 5.75%, 7/01/17 ................................          750,000          807,075
Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue,
   Series Y, Pre-Refunded, 6.00%, 7/01/22 .......................................          500,000          570,355
Puerto Rico Electric Power Authority Revenue,
   Refunding, Series X, 5.50%, 7/01/25 ..........................................          500,000          515,260
   Series R, Pre-Refunded, 6.25%, 7/01/17 .......................................          100,000          109,784
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control
   Facilities Financing Authority, Hospital Revenue, Hospital Auxilio Mutuo
   Obligation Group, Series A, MBIA Insured, 6.25%, 7/01/24 .....................          200,000          222,720
Puerto Rico Ports Authority Revenue, Special Facilities, American Airlines,
   Series A, 6.25%, 6/01/26 .....................................................          600,000          653,112
Shelby County Health, Educational and Housing Facilities Board, Hospital Revenue,
   MBIA Insured,
   5.30%, 8/01/15 ...............................................................          490,000          508,566
   5.00%, 4/01/18 ...............................................................        1,000,000          988,940
Shelby County School GO, Series B, Pre-Refunded, 6.00%, 3/01/16 .................          530,000          571,616
South Fulton IDBR, Tyson Foods, Inc. Project, 6.40%, 10/01/20 ...................          300,000          330,318
Sullivan County IDBR, Brandymill, Refunding, Series I-A, GNMA Secured,
   6.35%, 7/20/27 ...............................................................          350,000          377,703
Tennessee HDA,
   Homeownership Program, 5.375%, 7/01/23 .......................................        1,000,000        1,011,560
   Homeownership Program, Issue 4A, 6.375%, 7/01/22 .............................          800,000          852,760
   Homeownership Program, Series 3, 5.85%, 7/01/23 ..............................          320,000          331,734
   Mortgage Finance, Series A, 6.90%, 7/01/25 ...................................          200,000          218,154
   Mortgage Finance, Series B, 6.60%, 7/01/25 ...................................          190,000          204,525
   Mortgage Finance, Series B, MBIA Insured, 6.20%, 7/01/18 .....................          630,000          669,538
Tennessee State Local Development Authority Revenue,
   Community Provider Pooled Loan Program, 6.55%, 10/01/23 ......................          100,000          109,190
   State Loan Program, Refunding, Series A, MBIA Insured, 5.125%, 3/01/22 .......          150,000          152,138

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                        PRINCIPAL
 FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                  AMOUNT               VALUE
---------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)


Tennessee State School Board Authority, Higher Educational Facilities,
   2nd Program, Series A, 5.00%, 5/01/28 .....................................       $  1,000,000        $    972,930
   Series A, Pre-Refunded, 6.25%, 5/01/22 ....................................            100,000             109,420
Virgin Islands Public Finance Authority Revenue, Senior Lien, Fund Loan Notes,
   Refunding, Series A, 5.50%, 10/01/18 ......................................          1,000,000           1,015,570
White House Utility District, Robertson and Sumner Counties Waterworks System
   Revenue, Refunding, Series B, 5.375%, 1/01/19 .............................          1,890,000           1,949,213
Wilson County COP,
   Educational Facilities, 6.125%, 6/30/10 ...................................            220,000             238,378
   FSA Insured, 5.25%, 3/30/18 ...............................................          1,000,000           1,027,450
                                                                                                         ------------
TOTAL LONG TERM INVESTMENTS (COST $54,913,302) ...............................                             57,740,086
                                                                                                         ------------
(a) SHORT TERM INVESTMENTS 1.5%
Metropolitan Nashville Airport Authority Revenue, Refunding and Improvement,
   FGIC Insured, Weekly VRDN and Put, 3.20%, 7/01/19 .........................            100,000             100,000
Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
   Weekly VRDN and Put, 2.90%, 12/01/15 ......................................            100,000             100,000
Puerto Rico Commonwealth Highway and Transportation Authority, Transportation
   Revenue, Series A, AMBAC Insured, Weekly VRDN and Put, 2.75%, 7/01/28 .....            400,000             400,000
Sullivan County IDB, PCR, Mead Corp. Project, Refunding, Daily VRDN and Put,
   3.20%, 10/01/16 ...........................................................            300,000             300,000
                                                                                                         ------------
TOTAL SHORT TERM INVESTMENTS (COST $900,000) .................................                                900,000
                                                                                                         ------------
TOTAL INVESTMENTS (COST $55,813,302) 100.9% ..................................                             58,640,086
OTHER ASSETS, LESS LIABILITIES (.9)% .........................................                               (543,454)
                                                                                                         ------------
NET ASSETS 100.0% ............................................................                           $ 58,096,632
                                                                                                         ============


See Glossary of Terms on page 62.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.



58                     See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights


FRANKLIN WASHINGTON MUNICIPAL BOND FUND

                                                                          CLASS I
                                                 ---------------------------------------------------------

                                                SIX MONTHS ENDED
                                                NOVEMBER 30, 1998            YEAR ENDED MAY 31,
                                                                 -----------------------------------------
                                                (UNAUDITED)    1998       1997     1996     1995     1994
PER SHARE OPERATING PERFORMANCE                  ---------------------------------------------------------
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........  $ 10.48      $ 10.09    $ 9.80   $ 9.90   $ 9.55   $ 9.99
                                                 ---------------------------------------------------------
Income from investment operations:
 Net investment income ........................      .28          .57       .58      .56      .56      .51
 Net realized and unrealized gains (losses) ...      .14          .41       .29     (.08)     .36     (.46)
                                                 ---------------------------------------------------------
Total from investment operations ..............      .42          .98       .87      .48      .92      .05
                                                 ---------------------------------------------------------
Less distributions from:
 Net investment income ........................     (.30)        (.59)     (.58)    (.58)    (.57)    (.47)
 Net realized gains ...........................     --           --        --       --       --       (.02)
                                                 ---------------------------------------------------------
Total distributions ...........................     (.30)        (.59)     (.58)    (.58)    (.57)    (.49)
                                                 ---------------------------------------------------------
Net asset value, end of period ................  $ 10.60      $ 10.48    $10.09   $ 9.80   $ 9.90   $ 9.55
                                                 ---------------------------------------------------------
Total return* .................................     4.03%        9.87%     9.04%    4.91%   10.10%    2.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............  $11,761      $10,376    $8,361   $7,718   $5,741   $4,272
Ratios to average net assets:
 Expenses .....................................      .10%**       .10%      .10%     .10%     .10%     .05%
 Expenses excluding waiver and payments
 by affiliate .................................      .85%**       .84%      .90%     .92%    1.05%     .71%
 Net investment income ........................     5.38%**      5.54%     5.81%    5.81%    6.13%    5.59%
Portfolio turnover rate .......................     2.05%        6.94%     7.73%   19.13%   18.46%   39.52%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized



                      See notes to financial statements.                      59

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED)


                                                                                                          PRINCIPAL
FRANKLIN WASHINGTON MUNICIPAL BOND FUND                                                                   AMOUNT       VALUE
LONG TERM INVESTMENTS 96.2%
Aberdeen GO, Series A, MBIA Insured, 5.80%, 12/01/12 ................................................     $100,000     $107,467
Bellevue Water and Sewer Revenue, Refunding, 5.875%, 7/01/10 ........................................      100,000      106,611
Bellingham Housing Authority Revenue,
   Cascade Meadows Project, Pre-Refunded, 7.10%, 11/01/23 ...........................................      200,000      232,342
   Pacific Rim and Cascade Meadows Projects, Refunding, MBIA Insured, 5.20%, 11/01/27 ...............      200,000      201,532
Chelan County PUD No. 1, Chelan Hydroelectric Revenue, Series A, FSA Insured, 5.25%, 7/01/33 ........      200,000      201,372
Clark County School District No. 114, Evergreen School, Refunding, AMBAC Insured, Pre-Refunded,
   5.95%, 12/01/12 ..................................................................................      100,000      111,795
Clark County Sewer Revenue, MBIA Insured, 5.70%, 12/01/16 ...........................................      200,000      213,338
Conservation and Renewable Energy System Revenue, Washington Conservation Project, 6.50%, 10/01/14         400,000      434,492
Douglas County PUD No. 1, Electric Systems Revenue, MBIA Insured, 6.00%, 1/01/15 ....................      100,000      110,152
Federal Way GO, Refunding, 5.85%, 12/01/21 ..........................................................      100,000      105,157
Grant County PUD No. 2,
   Priest Rapids Hydroelectric Revenue, Second Series, Series B, MBIA Insured, 5.875%, 1/01/26 ......      100,000      107,526
   (b)Wanapum Hydroelectric Revenue, Refunding, Second Series, Series A, MBIA Insured, 5.20%, 1/01/23      250,000      250,198
   Wanapum Hydroelectric Revenue, Second Series, Series A, Pre-Refunded, 6.375%, 1/01/23 ............      250,000      273,360
King County GO, Sewer District, 5.875%, 1/01/15 .....................................................      100,000      108,314
King County Housing Authority Revenue, Woodridge Park Project, 6.25%, 5/01/15 .......................      175,000      185,290
King County School District No. 400, Mercer Island, 5.90%, 12/01/15 .................................      100,000      108,889
King County School District No. 412, Shoreline, Pre-Refunded, 6.10%, 6/01/13 ........................      100,000      111,604
King County School District No. 415, Kent, FSA Insured, 5.875%, 6/01/16 .............................      200,000      215,486
Lewis County PUD No. 1, Cowlitz Falls Hydroelectric Project Revenue, 6.00%, 10/01/24 ................      200,000      207,546
Pierce County EDC Revenue, Solid Waste, Occidental Petroleum Corp., 5.80%, 9/01/29 ..................      375,000      379,549
Pierce County Sewer Revenue, 5.70%, 2/01/17 .........................................................      100,000      104,646
Pilchuck Development Public Corp., Special Facilities Airport Revenue, Tramco, Inc. Project, B.F
   Goodrich, 6.00%, 8/01/23 .........................................................................      800,000      831,016
Port of Seattle Revenue, Series B,
   6.00%, 11/01/17 ..................................................................................      180,000      186,961
   Pre-Refunded, 6.00%, 11/01/17 ....................................................................       20,000       21,509
SeaTac GO, MBIA Insured, 6.50%, 12/01/13 ............................................................      450,000      503,073
Seattle Housing Authority, Low Income Housing Assistance Revenue, Kin On Project, GNMA Secured,
   7.40%, 11/20/36 ..................................................................................       99,000      115,364
Seattle Municipality Metropolitan Sewer Revenue, Refunding, Series V, 6.20%, 1/01/32 ................      200,000      212,080
Seattle Water Systems Revenue, FGIC Insured, 5.00%, 10/01/23 ........................................      300,000      298,710
Snohomish County GO, MBIA Insured, 5.90%, 12/01/15 ..................................................      100,000      108,266
Snohomish County Housing Authority Revenue, Pooled, 6.30%, 4/01/16 ..................................      200,000      212,746
Snohomish County PUD No. 1,
   Electric and Generation Systems Revenue, Refunding, FGIC Insured, 6.00%, 1/01/18 .................      200,000      213,850
   Water Revenue, 5.85%, 11/01/17 ...................................................................      100,000      100,892
Spokane County GO, Refunding, 6.00%, 12/01/14 .......................................................      130,000      143,615
Spokane County Water District No. 3 Revenue, Refunding, 5.90%, 1/01/14 ..............................      100,000      101,830
Stevens County Public Corp., PCR, Refunding, Water Power Co. Project, 6.00%, 12/01/23 ...............      300,000      316,980
Sunnyside GO, MBIA Insured, 6.10%, 12/01/14 .........................................................      100,000      109,478
Tacoma Electric Systems Revenue, Refunding, FGIC Insured, 6.25%, 1/01/15 ............................      200,000      219,296
Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 .................................................      300,000      314,112
Tacoma Refuse Utility Revenue, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/19 .........................      100,000      117,721
Tacoma Water Revenue, FGIC Insured, 5.25%, 12/01/16 .................................................      100,000      103,809
University of Washington, Alumni Association, Lease Revenue, Medical Center Roosevelt II, FSA
   Insured, 6.30%, 8/15/14 ..........................................................................      500,000      557,720
Washington State COP, Office Building Project, Series A, MBIA Insured, 6.00%, 4/01/12 ...............      100,000      105,486

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                       PRINCIPAL
 FRANKLIN WASHINGTON MUNICIPAL BOND FUND                                                AMOUNT             VALUE
 ------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)

 Washington State Health Care Facilities Authority Revenue,
    Children's Hospital and Regional Medical Center, FSA Insured, 5.00%, 10/01/28    $    400,000      $    392,072
    Multicare Health Systems, MBIA Insured, 5.00%, 8/15/22 .....................          250,000           245,890
    Multicare Medical Center, FGIC Insured, Pre-Refunded, 5.75%, 8/15/22 .......          100,000           108,587
    Swedish Health Services, AMBAC Insured, 5.50%, 11/15/28 ....................          500,000           518,170
 Washington State Higher Education Facilities Authority Revenue,
    Pacific Lutheran University Project, Refunding, Connie Lee Insured,
    5.70%, 11/01/26 ............................................................          200,000           214,056
 Washington State Housing Finance Commission, SF Program,
    Series 1A-1, GNMA/FNMA Secured, 6.25%, 6/01/16 .............................          100,000           106,939
    Series 1A-3, GNMA/FNMA Secured, 6.15%, 12/01/15 ............................          200,000           212,554
    Series 2N, GNMA/FNMA Secured, 6.05%, 12/01/16 ..............................          100,000           105,730
    Series 3A, GNMA/FNMA Secured, 5.75%, 12/01/28 ..............................          195,000           200,885
 Washington State Housing Finance, SFMR, MBS Program, Series A, 7.05%, 7/01/22 .           60,000            64,757
 Washington State Motor Vehicle Fuel Tax GO, Series D, 6.00%, 9/01/20 ..........          240,000           261,451
 Whatcom County School District No. 501, Bellingham, 6.05%, 12/01/13 ...........          100,000           109,904
                                                                                                       ------------
 TOTAL LONG TERM INVESTMENTS (COST $10,600,073) ................................                         11,312,175
                                                                                                       ------------
 (a) SHORT TERM INVESTMENTS 4.2%
 Puerto Rico Commonwealth Highway and Transportation Authority, Transportation
    Revenue, Series A, AMBAC Insured, Weekly VRDN and Put, 3.05%, 7/01/28 ......          200,000           200,000
 Washington State Health Care Facilities Authority Revenue, Sisters Providence,
    Series C, Daily VRDN and Put, 3.05%, 10/01/05 ..............................          200,000           200,000
    Series D, Daily VRDN and Put, 3.10%, 10/01/05 ..............................          100,000           100,000
                                                                                                       ------------
 TOTAL SHORT TERM INVESTMENTS (COST $500,000) ..................................                            500,000
                                                                                                       ------------
 TOTAL INVESTMENTS (COST $11,100,073) 100.4% ...................................                         11,812,175
 OTHER ASSETS, LESS LIABILITIES (.4)% ..........................................                            (50,741)
                                                                                                       ------------
 NET ASSETS 100.0% .............................................................                       $ 11,761,434
                                                                                                       ============

See Glossary of Terms on page 62.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.                     61

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)




GLOSSARY OF TERMS
--------------------------------------------------------------------------------
1915 ACT  - Improvement Bond Act of 1915
ABAG      - The Association of Bay Area Governments
AD        - Assessment District
AMBAC     - American Municipal Bond Assurance Corp.
CDA       - Community Development Agency
CFD       - Community Facilities District
CHFCLP    - California Health Facilities Construction Loan Program
COP       - Certificate of Participation
EDC       - Economic Development Corp.
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Corp.
FHA       - Federal Housing Authority/Agency
FNMA      - Fannie Mae
FSA       - Financial Security Assistance (Some of the securities shown as FSA
            Insured were originally insured by Capital Guaranty Insurance Co.
            (CGIC) which was acquired by FSA in 1995 and no longer does business under this name).
GNMA      - Ginnie Mae
GO        - General Obligation
HDA       - Housing Development Authority/Agency
HFA       - Housing Finance Authority/Agency
HMR       - Home Mortgage Revenue
IDB       - Industrial Development Board
IDBR      - Industrial Development Board Revenue
IDR       - Industrial Development Revenue
MBIA      - Municipal Bond Investors Assurance Corp.
MBS       - Mortgage Backed Securities
MFHR      - Multi-Family Housing Revenue
MFR       - Multi-Family Revenue
PBA       - Public Building Authority
PCFA      - Pollution Control Financing Authority
PCR       - Pollution Control Revenue
PFA       - Public Financing Authority
PUD       - Public Utility district
RDA       - Redevelopment Agency
SF        - Single Family
SFM       - Single Family Mortgage
SFMR      - Single Family Mortgage Revenue
USD       - Unified School District

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1998 (UNAUDITED)




                                            FRANKLIN          FRANKLIN             FRANKLIN          FRANKLIN         FRANKLIN
                                            ARKANSAS         CALIFORNIA            HAWAII            TENNESSEE        WASHINGTON
                                            MUNICIPAL        HIGH YIELD            MUNICIPAL         MUNICIPAL        MUNICIPAL
                                            BOND FUND       MUNICIPAL FUND         BOND FUND         BOND FUND        BOND FUND
                                          ----------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ..............................     $  37,308,691      $ 548,442,079      $  46,029,380      $  55,813,302     $  11,100,073
                                          ========================================================================================
  Value .............................        38,639,555        577,254,550         49,030,273         58,640,086        11,812,175
 Cash ...............................           356,151            147,572             62,594            239,309            16,607
 Receivables:
  Investment securities sold ........         3,080,226               --                 --            2,080,256             5,000
  Capital shares sold ...............            63,613          1,099,694            196,724            367,688              --
  Interest ..........................           631,991          9,353,675          1,032,006            876,635           199,713
                                          ----------------------------------------------------------------------------------------
      Total assets ..................        42,771,536        587,855,491         50,321,597         62,203,974        12,033,495
                                          ----------------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...         2,987,077         11,420,144            984,637          3,983,453           249,664
  Capital shares redeemed ...........              --            1,924,270            123,376              1,188              --
  Affiliates ........................             4,109            277,556             13,924             12,377             2,277
  Shareholders ......................            23,542            429,981             47,844             28,679             2,657
 Distributions to shareholders ......            56,195            795,823             68,612             81,645            17,463
 Other liabilities ..................              --              183,659              1,312               --                --
                                          ----------------------------------------------------------------------------------------
      Total liabilities .............         3,070,923         15,031,433          1,239,705          4,107,342           272,061
                                          ----------------------------------------------------------------------------------------
       Net assets, at value .........     $  39,700,613      $ 572,824,058      $  49,081,892      $  58,096,632     $  11,761,434
                                          ========================================================================================
Net assets consist of:
 Undistributed net investment income      $      39,301      $        --        $      92,751      $      31,708     $      20,751
 Accumulated distributions in excess
    of net investment income ........              --             (606,133)              --                 --                --
 Net unrealized appreciation ........         1,330,864         28,812,471          3,000,893          2,826,784           712,102
 Accumulated net realized gain (loss)           (18,052)        (2,075,444)          (543,230)           140,536          (131,560)
 Capital shares .....................        38,348,500        546,693,164         46,531,478         55,097,604        11,160,141
                                          ----------------------------------------------------------------------------------------
       Net assets, at value .........     $  39,700,613      $ 572,824,058      $  49,081,892      $  58,096,632     $  11,761,434
                                          ========================================================================================


                       See notes to financial statements.                     63

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)


STATEMENT OF ASSETS AND LIABILITIES (CONT.)
NOVEMBER 30, 1998 (UNAUDITED)




                                        FRANKLIN             FRANKLIN          FRANKLIN            FRANKLIN              FRANKLIN
                                        ARKANSAS            CALIFORNIA          HAWAII             TENNESSEE             WASHINGTON
                                        MUNICIPAL           HIGH YIELD         MUNICIPAL           MUNICIPAL             MUNICIPAL
                                        BOND FUND          MUNICIPAL FUND      BOND FUND           BOND FUND             BOND FUND
CLASS I:
 Net assets, at value ...............  $  39,700,613      $ 511,420,322       $49,081,892      $    58,096,632      $    11,761,434
                                       ============================================================================================
 Shares outstanding .................      3,591,050         47,209,852         4,346,709            5,087,465            1,109,558
                                       ============================================================================================
 Net asset value per share* .........  $       11.06      $       10.83       $     11.29      $         11.42      $         10.60
                                       ============================================================================================
 Maximum offering price per share
 (net asset value per share divided    $       11.55      $       11.31       $     11.79      $         11.93      $         11.07
 by 95.75%                             ============================================================================================

CLASS II:
 Net assets, at value ...............           --        $  61,403,736              --                   --                   --
                                       ============================================================================================
 Shares outstanding .................           --            5,653,949              --                   --                   --
                                       ============================================================================================
 Net asset value per share* .........           --        $       10.86              --                   --                   --
                                       ============================================================================================
 Maximum offering price per share
 (net asset value per share divided             --        $       10.97              --                   --                   --
 by 99.00%)                            ============================================================================================

                                       ============================================================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

64                     See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)




                                                FRANKLIN        FRANKLIN          FRANKLIN          FRANKLIN        FRANKLIN
                                                ARKANSAS        CALIFORNIA         HAWAII           TENNESSEE      WASHINGTON
                                                MUNICIPAL       HIGH YIELD        MUNICIPAL         MUNICIPAL       MUNICIPAL
                                                BOND FUND     MUNICIPAL FUND      BOND FUND         BOND FUND       BOND FUND
                                               --------------------------------------------------------------------------------
Investment income:
 Interest .................................    $    872,683     $ 14,876,713     $  1,314,901     $  1,371,443     $    300,676
                                               ================================================================================
Expenses:
 Management fees (Note 3) .................         102,935        1,284,764          147,431          161,364           34,377
 Distribution fees (Note 3)
  Class I .................................          16,454          231,826           23,591           25,820            5,500
  Class II ................................            --            167,435             --               --               --
 Transfer agent fees (Note 3) .............           4,158           55,507            9,618            6,003            1,860
 Custodian fees ...........................             165            2,051              271              208               58
 Reports to shareholders ..................           1,933           25,592            4,349            3,205              897
 Registration and filing fees .............           2,875           21,275              876            3,425            1,080
 Professional fees ........................           1,379            9,894            1,616            1,613              953
 Trustees' fees and expenses ..............           1,799            9,340            2,820            2,660              700
 Other ....................................           1,274            4,048            1,767            1,826            1,366
                                               --------------------------------------------------------------------------------
      Total expenses ......................         132,972        1,811,732          192,339          206,124           46,791
      Expenses waived/paid by affiliate
       (Note 3) ...........................        (116,518)        (590,200)         (98,028)        (103,000)         (41,291)
                                               --------------------------------------------------------------------------------
       Net expenses .......................          16,454        1,221,532           94,311          103,124            5,500
                                               --------------------------------------------------------------------------------
        Net investment income .............         856,229       13,655,181        1,220,590        1,268,319          295,176
                                               --------------------------------------------------------------------------------

Realized and unrealized gains (losses):
 Net realized gain (loss) from investments           11,483          205,549            2,579            4,688           (4,874)
 Net unrealized appreciation on investments         182,140        9,071,967          555,860          654,002          138,393
                                               --------------------------------------------------------------------------------
Net realized and unrealized gain ..........         193,623        9,277,516          558,439          658,690          133,519
                                               --------------------------------------------------------------------------------
Net increase in net assets resulting
 from operations ..........................    $  1,049,852     $ 22,932,697     $  1,779,029     $  1,927,009     $    428,695
                                               ================================================================================

                       See notes to financial statements.                     65

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)
AND THE YEAR ENDED MAY 31, 1998



                                                      FRANKLIN ARKANSAS                  FRANKLIN CALIFORNIA HIGH
                                                     MUNICIPAL BOND FUND                   YIELD MUNICIPAL FUND
                                                ---------------------------------------------------------------------
                                                 SIX MONTHS ENDED    YEAR ENDED       SIX MONTHS ENDED    YEAR ENDED
                                                 NOVEMBER 30, 1998  MAY 31, 1998      NOVEMBER 30, 1998  MAY 31, 1998
                                                ---------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................    $     856,229       $   1,143,143     $  13,655,181     $  18,960,085
  Net realized gain (loss) from investments            11,483               5,532           205,549          (116,948)
  Net unrealized appreciation on investments          182,140             834,896         9,071,967        15,006,888
                                                ---------------------------------------------------------------------
      Net increase in net assets resulting
       from operations .....................        1,049,852           1,983,571        22,932,697        33,850,025
 Distributions to shareholders from:
 Net investment income:
   Class I .................................         (860,584)         (1,144,675)      (12,412,026)      (17,741,641)
   Class II ................................             --                  --          (1,237,045)       (1,199,464)
  In excess of investment income:
   Class I .................................                                               (551,198)             --
   Class II ................................             --                  --             (54,935)             --
                                                ---------------------------------------------------------------------
 Total distributions to shareholders .......         (860,584)         (1,144,675)      (14,255,204)      (18,941,105)
 Capital share transactions (Note 2)
  Class I ..................................        9,134,163          16,397,936        91,401,098       184,852,793
  Class II .................................             --                  --          20,171,778        28,791,162
                                                ---------------------------------------------------------------------
 Total capital share transactions ..........        9,134,163          16,397,936       111,572,876       213,643,955
      Net increase in net assets ...........        9,323,431          17,236,832       120,250,369       228,552,875
Net assets:
 Beginning of period .......................       30,377,182          13,140,350       452,573,689       224,020,814
                                                ---------------------------------------------------------------------
 End of period .............................    $  39,700,613       $  30,377,182     $ 572,824,058     $ 452,573,689
                                                =====================================================================
Undistributed net investment income
 (accumulated distributions in excess of net
 investment income) included in net assets:
  End of period ............................    $      39,301       $      43,656     $    (606,133)    $      (6,110)
                                                =====================================================================

66                     See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL STATEMENTS (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)
AND THE YEAR ENDED MAY 31, 1998


                                                           FRANKLIN HAWAII                     FRANKLIN TENNESSEE
                                                         MUNICIPAL BOND FUND                   MUNICIPAL BOND FUND
                                                 ----------------------------------     -----------------------------------
                                                  SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                 NOVEMBER 30, 1998     MAY 31, 1998     NOVEMBER 30, 1998      MAY 31, 1998
                                                 -----------------     ------------     -----------------      ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................       $  1,220,590        $  2,293,946        $  1,268,319        $  1,862,477
  Net realized gain from investments .......              2,579             246,873               4,688             201,405
  Net unrealized appreciation on investments            555,860           1,170,843             654,002           1,488,290
                                                   ------------        ------------        ------------        ------------
      Net increase in net assets resulting
        from operations ....................          1,779,029           3,711,662           1,927,009           3,552,172
 Distributions to shareholders from net
 investment income .........................         (1,242,189)         (2,307,589)         (1,270,915)         (1,851,295)
 Capital share transactions (Note 2) .......          3,406,911           3,731,394          12,914,701          16,116,499
                                                   ------------        ------------        ------------        ------------
      Net increase in net assets ...........          3,943,751           5,135,467          13,570,795          17,817,376
Net assets:
 Beginning of period .......................         45,138,141          40,002,674          44,525,837          26,708,461
                                                   ------------        ------------        ------------        ------------
 End of period .............................       $ 49,081,892        $ 45,138,141        $ 58,096,632        $ 44,525,837
                                                   ============        ============        ============        ============
Undistributed net investment income included
 in net assets:
  End of period ............................       $     92,751        $    114,350        $     31,708        $    34,3047
                                                   ------------        ------------        ------------        ------------


                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL STATEMENTS (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)
AND THE YEAR ENDED MAY 31, 1998


                                                                        FRANKLIN WASHINGTON
                                                                        MUNICIPAL BOND FUND
                                                                ----------------------------------
                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                NOVEMBER 30, 1998     MAY 31, 1998
                                                                -----------------     ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................       $    295,176        $    520,263
  Net realized gain (loss) from investments ...............             (4,874)              2,260
  Net unrealized appreciation on investments ..............            138,393             345,821
                                                                  ------------        ------------
      Net increase in net assets resulting from operations             428,695             868,344
 Distributions to shareholders from net investment income .           (308,414)           (526,988)
 Capital share transactions (Note 2) ......................          1,264,994           1,674,114
                                                                  ------------        ------------
      Net increase in net assets ..........................          1,385,275           2,015,470
Net assets:
 Beginning of period ......................................         10,376,159           8,360,689
                                                                  ------------        ------------
 End of period ............................................       $ 11,761,434        $ 10,376,159
                                                                  ------------        ------------
Undistributed net investment income included in net assets:
 End of period ............................................       $     20,751        $     33,989
                                                                  ------------        ------------


                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company, consisting of five series (the Funds). The Funds' investment objectives are to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

Class I

Franklin Arkansas Municipal Bond Fund

Franklin Hawaii Municipal Bond Fund
Franklin Tennessee Municipal Bond Fund
Franklin Washington Municipal Bond Fund

Class I & Class II

Franklin California High Yield Municipal Fund

On March 19, 1998, the Board approved name changes for Class I and Class II shares to Class A and Class C, respectively. The effective date of the name changes is January 1, 1999.

At November 30, 1998, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                             FRANKLIN ARKANSAS                  FRANKLIN CALIFORNIA
                                                            MUNICIPAL BOND FUND              HIGH YIELD MUNICIPAL FUND
                                                         ---------------------------       ---------------------------
                                                           SHARES           AMOUNT           SHARES          AMOUNT
                                                           ------           ------           ------          ------
CLASS I SHARES:
Six months ended November 30, 1998
 Shares sold .......................................     1,015,188       $11,194,926       13,177,426     $141,586,768
 Shares issued in reinvestment of distributions ....        36,618           404,199          466,590        5,016,338
 Shares redeemed ...................................      (223,815)       (2,464,962)      (5,132,035)     (55,202,008)
                                                         ---------       -----------       ----------     ------------
 Net increase ......................................       827,991       $ 9,134,163        8,511,981     $ 91,401,098
                                                         =========       ===========       ==========     ============
Year ended May 31, 1998
 Shares sold .......................................     1,545,732       $16,752,477       22,284,623     $234,404,399
 Shares issued in reinvestment of distributions ....        57,600           625,362          663,035        6,974,790
 Shares redeemed ...................................       (90,387)         (979,903)      (5,372,964)     (56,526,396)
                                                         ---------       -----------       ----------     ------------
 Net increase ......................................     1,512,945       $16,397,936       17,574,694     $184,852,793
                                                         =========       ===========       ==========     ============
CLASS II SHARES:
Six months ended November 30, 1998
 Shares sold .......................................                                        2,157,081     $ 23,225,288
 Shares issued in reinvestment of distributions ....                                           54,290          585,337
 Shares redeemed ...................................                                         (337,850)      (3,638,847)
                                                                                            ---------     ------------
 Net increase ......................................                                        1,873,521     $ 20,171,778
                                                                                            =========     ============
Year ended May 31, 1998
 Shares sold .......................................                                        2,979,250     $ 31,420,783
 Shares issued in reinvestment of distributions ....                                           51,598          545,089
 Shares redeemed ...................................                                         (300,304)      (3,174,710)
                                                                                            ---------     ------------
 Net increase ......................................                                        2,730,544     $ 28,791,162
                                                                                            =========     ============

FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                            FRANKLIN HAWAII                 FRANKLIN TENNESSEE
                                                          MUNICIPAL BOND FUND               MUNICIPAL BOND FUND
                                                       -------------------------        --------------------------
                                                        SHARES          AMOUNT           SHARES          AMOUNT
                                                        ------          ------           ------          ------
Class I Shares:
Six months ended November 30, 1998
 Shares sold .......................................    463,181     $  5,208,759        1,334,109     $ 15,139,401
 Shares issued in reinvestment of distributions ....     38,803          436,362           62,051          704,900
 Shares redeemed ...................................   (198,581)      (2,238,210)        (258,179)      (2,929,600)
                                                       --------     ------------        ---------     ------------
 Net increase ......................................    303,403     $  3,406,911        1,137,981     $ 12,914,701
                                                       ========     ============        =========     ============
Year ended May 31, 1998
 Shares sold .......................................    779,362     $  8,639,651        1,961,959     $ 21,692,685
 Shares issued in reinvestment of distributions ....     74,894          830,944          103,474        1,149,741
 Shares redeemed ...................................   (517,067)      (5,739,201)        (609,509)      (6,725,927)
                                                       --------     ------------        ---------     ------------
 Net increase ......................................    337,189     $  3,731,394        1,455,924     $ 16,116,499
                                                       ========     ============        =========     ============


                                                         FRANKLIN WASHINGTON
                                                         MUNICIPAL BOND FUND
                                                       -----------------------
                                                        SHARES        AMOUNT
                                                        ------        ------
Class I Shares:
Six months ended November 30, 1998
 Shares sold ..................................        162,443     $ 1,712,566
 Shares issued in reinvestment of distributions         18,618         196,371
 Shares redeemed ..............................        (61,278)       (643,943)
                                                       -------     -----------
 Net increase .................................        119,783     $ 1,264,994
                                                       =======     ===========
Year ended May 31, 1998
 Shares sold ..................................        187,538     $ 1,946,679
 Shares issued in reinvestment of distributions         35,472         368,307
 Shares redeemed ..............................        (61,822)       (640,872)
                                                       -------     -----------
 Net increase .................................        161,188     $ 1,674,114
                                                       =======     ===========


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

       Annualized
        Fee Rate         Daily Net Assets

         .625%           First $100 million
         .50%            Over $100 million, up to and including $250 million
         .45%            In excess of $250 million

FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees and assume payment of other expenses, as noted in the Statements of Operations.

The Franklin Hawaii Municipal Bond Fund reimburses Distributors up to .10% per year of its average daily net assets, the Franklin Arkansas Municipal Bond, Franklin Tennessee Municipal Bond and Franklin Washington Municipal Bond Funds reimburse Distributors up to .15% per year of the Funds' average daily net assets, and the Franklin California High Yield Municipal Fund reimburses Distributors up to .15% and .65% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions from (on) sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                          FRANKLIN       FRANKLIN        FRANKLIN     FRANKLIN     FRANKLIN
                                          ARKANSAS      CALIFORNIA        HAWAII     TENNESSEE    WASHINGTON
                                          MUNICIPAL     HIGH YIELD      MUNICIPAL    MUNICIPAL     MUNICIPAL
                                          BOND FUND   MUNICIPAL FUND    BOND FUND    BOND FUND     BOND FUND
                                          ---------   --------------    ---------    ---------     ---------
Net commissions received (paid) .....     $ (21,119)    $(392,961)      $   5,118    $  (9,105)    $   3,165
Contingent deferred sales charges ...     $    --       $  25,971       $    --      $    --       $    --


4. INCOME TAXES

At May 31, 1998, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                          FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                                          ARKANSAS      CALIFORNIA        HAWAII     WASHINGTON
                                                          MUNICIPAL     HIGH YIELD      MUNICIPAL     MUNICIPAL
                                                          BOND FUND   MUNICIPAL FUND    BOND FUND     BOND FUND
                                                          ---------   --------------    ---------     ---------
Capital loss carryovers expiring in:  2003 .........       $29,535      $1,431,250      $474,475      $ 82,647
                                      2004 .........          --             4,508        64,421        39,744
                                      2005 .........          --           390,400          --            --
                                                           -------      ----------      --------      --------
                                                           $29,535      $1,826,158      $538,896      $122,391
                                                           =======      ==========      ========      ========


At May 31, 1998 the Franklin California High Yield Municipal Fund and the Franklin Washington Municipal Bond Fund had deferred capital losses occurring subsequent to October 31, 1997 of $454,835 and $4,295, respectively. For tax purposes, such losses will be reflected in the year ending May 31, 1999.

FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


4. INCOME TAXES (cont.)

At November 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                    FRANKLIN          FRANKLIN          FRANKLIN           FRANKLIN          FRANKLIN
                                    ARKANSAS         CALIFORNIA           HAWAII          TENNESSEE         WASHINGTON
                                    MUNICIPAL        HIGH YIELD         MUNICIPAL         MUNICIPAL          MUNICIPAL
                                    BOND FUND      MUNICIPAL FUND       BOND FUND         BOND FUND          BOND FUND
                                    ---------      --------------       ---------         ---------          ---------
Investments at cost .........     $  37,308,691     $ 548,442,079     $  46,035,573     $  55,813,302     $  11,100,073
                                  ==============    =============     =============     =============     =============
Unrealized appreciation .....     $   1,337,334     $  29,927,876     $   3,001,126     $   2,857,898     $     712,102
Unrealized depreciation .....            (6,470)       (1,115,405)           (6,426)          (31,114)             --
                                  --------------    --------------    --------------    --------------    -------------
Net unrealized appreciation..     $   1,330,864     $  28,812,471     $   2,994,700     $   2,826,784     $     712,102
                                  --------------    --------------    --------------    --------------    -------------


Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended November 30, 1998 were as follows:

               FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN
               ARKANSAS       CALIFORNIA         HAWAII        TENNESSEE      WASHINGTON
               MUNICIPAL      HIGH YIELD       MUNICIPAL       MUNICIPAL       MUNICIPAL
               BOND FUND    MUNICIPAL FUND     BOND FUND       BOND FUND       BOND FUND
               ---------    --------------     ---------       ---------       ---------
Purchases    $  6,978,542    $139,491,820    $  4,120,269    $ 16,416,360    $  1,365,448
Sales ...    $  1,144,774    $ 25,812,901    $    907,900    $  3,250,038    $    216,414


6. CREDIT RISK

The Funds have investments in excess of 10% of their total net assets in their respective states. Such concentration may subject the Funds more significantly to economic changes occurring within those states.